UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

September 30, 2013

MFS® INTERNATIONAL NEW DISCOVERY FUND

MIO-ANN

MFS® INTERNATIONAL NEW DISCOVERY FUND

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The global economy is trending toward growth again. The eurozone has emerged from its 18-month-long recession. However, unemployment in the region persists at historically high levels. The U.K. economy is on the rebound. China’s gauges of economic activity are pointing toward expansion, and improving month by month. And the Japanese government’s and central bank’s aggressive program of monetary easing is showing signs of success.

The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program — telegraphed in the spring and delayed in September — has weighed on global markets. Emerging markets have borne much of the brunt, with currency values dropping and nervous investors seeking safety elsewhere. The greatest threat to global economic recovery appears to be the possibility of a protracted U.S. government shutdown or slowdown — or, worse, a debt default prompted by a failure to raise the country’s debt ceiling.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bunzl PLC	2.8%
Croda International PLC	2.3%
Amadeus Holdings AG	1.3%
OBIC Co. Ltd.	1.3%
Bellway PLC	1.2%
Christian Dior S.A.	1.1%
Schroders PLC	1.0%
Hiscox Ltd.	1.0%
Jyske Bank	0.9%
NEXT PLC	0.9%

Equity sectors
Financial Services	16.1%
Special Products & Services	14.4%
Retailing	9.5%
Technology	7.7%
Basic Materials	7.5%
Industrial Goods & Services	7.5%
Consumer Staples	6.8%
Health Care	6.5%
Leisure	6.2%
Autos & Housing	5.0%
Transportation	3.8%
Energy	3.1%
Utilities & Communications	2.1%

Issuer country weightings (x)
United Kingdom	26.9%
Japan	15.5%
Germany	6.3%
Brazil	6.1%
France	5.2%
United States	4.4%
Denmark	3.3%
Hong Kong	2.9%
Switzerland	2.6%
Other Countries	26.8%

Currency exposure weightings (y)
British Pound Sterling	26.9%
Euro	16.7%
Japanese Yen	15.5%
Brazilian Real	6.1%
United States Dollar	5.5%
Hong Kong Dollar	4.5%
Danish Krone	3.3%
Swiss Franc	2.6%
Australian Dollar	2.5%
Other Currencies	16.4%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 9/30/13.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2013, Class A shares of the MFS International New Discovery Fund (“fund”) provided a total return of 19.29%, at net asset value. This compares with a return of 19.43% for the fund’s benchmark, the MSCI All Country World (ex-US) Small Mid Cap Index.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the US Federal Reserve (through a third round of quantitative easing) and the European Central Bank (ECB) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved, there was continued monetary easing this time by the Bank of Japan and fears of fiscal austerity in the US waned. Later in the period, concerns that the Fed would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall. Toward the end of the period, equity and bond prices rallied after the Fed concluded it was not yet time to begin the wind-up of its asset purchase program.

Detractors from Performance

Stock selection in autos & housing sector detracted from performance relative to the MSCI All Country World (ex-US) Small Mid Cap Index. Within this sector, the fund’s ownership of automotive manufacturer Exide Industries (b) (India) held back relative results. Shares of Exide depreciated as a result of weak operating performance. The cost increases resulting from a rise in tariff costs, freight and higher publicity expenditure to gain back market share have not been passed onto customers.

Stock selection in the leisure sector was another detractor from relative performance. Holding direct to home entertainment service provider Dish TV (b)(h) (India) hampered relative returns. Dish TV reported higher-than-expected losses during the first quarter of 2013. Performance remained subdued on the margins front as a result of notable expansion in the company’s selling and distribution expenditure.

4

Management Review – continued

Elsewhere, overweight positions in commercial bank Federal Bank (India), investment holding company Midland Holdings (Hong Kong), tobacco products producer Swedish Match (Sweden), fittings and pipe materials producer TK Corporation (South Korea) and pharmaceutical retailer Brasil Pharma (Brazil) also weighed on relative performance. The stock price of Federal Bank depreciated as the company reported weak earnings led by low tax and treasury income which reflected the continued challenges of a business model undergoing changes. Top individual detractors from relative performance also included the fund’s holdings of telecommunications company Xl Axiata (b) (Indonesia) and computer manufacturer Asustek Computer (b) (Taiwan). Shares of Xl Axiata held back relative performance because of weak earnings resulting from price competition and higher capital expenditures.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection and underweight position in the basic materials sector were key drivers of positive relative performance. There were no individual securities within this sector that were among the fund’s top relative contributors.

An overweight allocation to the special products & services sector also benefited relative results. Overweight positions in tourism service company Amadeus IT Holding (Spain) and funeral services provider Dignity (United Kingdom) contributed to strong relative performance. Shares of both companies reached all-time highs during the reporting period. Amadeus appreciated as a result of organic growth supported by strong earnings throughout the year. Shares of Dignity rose because of an increase in death rates which positively impacted margins across all of its divisions.

Elsewhere, the fund’s overweight position in UK-based asset management firm Schroders supported positive performance. The stock appreciated to record highs during the period because of strong net inflows and the highly-anticipated acquisition of UK-based wealth manager Cazenove Capital. Overweight positions in strong-performing IT solutions company OBIC Co (Japan), commercial bank Jyske Bank (Denmark), housing developer Bellway (United Kingdom), online marketer of industrial supplies Monotaro (Japan) and medical devices producer Fisher & Paykel Healthcare (New Zealand) bolstered relative returns. The share price of OBIC appreciated because of strong software demand conditions leading to double-digit sales growth, whereas Jyske Bank exceeded market expectations for financial results on lower-than-expected costs. Holding diversified financial securities company Daiwa Securities Group (b) (Japan)

5

Management Review – continued

and fashion designer Christian Dior (b) (France) also bolstered relative performance. Christian Dior traded higher as the company reported 17% top-line growth in the first half of 2013 with retail leading the way, most notably in their leather goods segment.

Respectfully,

David Antonelli	Peter Fruzzetti	Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 9/30/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 9/30/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/09/97	19.29%	12.54%	12.10%	N/A
B	10/02/00	18.44%	11.71%	11.31%	N/A
C	10/02/00	18.41%	11.70%	11.30%	N/A
I	10/09/97	19.63%	12.83%	12.43%	N/A
R1	4/01/05	18.43%	11.70%	N/A	8.32%
R2	10/31/03	19.03%	12.26%	N/A	10.85%
R3	4/01/05	19.29%	12.55%	N/A	9.12%
R4	4/01/05	19.56%	12.83%	N/A	9.41%
R5	6/01/12	19.78%	N/A	N/A	25.53%
529A	7/31/02	19.32%	12.45%	11.92%	N/A
529B	7/31/02	18.37%	11.63%	11.13%	N/A
529C	7/31/02	18.38%	11.64%	11.14%	N/A
Comparative benchmark
MSCI All Country World (ex-US) Small Mid Cap Index (f)		19.43%	9.96%	11.00%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		12.43%	11.21%	11.43%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		14.44%	11.45%	11.31%	N/A
C With CDSC (1% for 12 months) (v)		17.41%	11.70%	11.30%	N/A
529A With initial Sales Charge (5.75%)		12.46%	11.13%	11.25%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		14.37%	11.37%	11.13%	N/A
529C With CDSC (1% for 12 months) (v)		17.38%	11.64%	11.14%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition

MSCI All Country World (ex-US) Small Mid Cap Index – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries, excluding the United States.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2013 through September 30, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2013 through September 30, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/13	Ending Account Value 9/30/13	Expenses Paid During Period (p) 4/01/13-9/30/13
A	Actual	1.41%	$1,000.00	$1,073.22	$7.33
	Hypothetical (h)	1.41%	$1,000.00	$1,018.00	$7.13
B	Actual	2.16%	$1,000.00	$1,069.26	$11.20
	Hypothetical (h)	2.16%	$1,000.00	$1,014.24	$10.91
C	Actual	2.16%	$1,000.00	$1,069.12	$11.20
	Hypothetical (h)	2.16%	$1,000.00	$1,014.24	$10.91
I	Actual	1.17%	$1,000.00	$1,074.70	$6.09
	Hypothetical (h)	1.17%	$1,000.00	$1,019.20	$5.92
R1	Actual	2.17%	$1,000.00	$1,069.57	$11.26
	Hypothetical (h)	2.17%	$1,000.00	$1,014.19	$10.96
R2	Actual	1.67%	$1,000.00	$1,072.23	$8.68
	Hypothetical (h)	1.67%	$1,000.00	$1,016.70	$8.44
R3	Actual	1.41%	$1,000.00	$1,073.32	$7.33
	Hypothetical (h)	1.41%	$1,000.00	$1,018.00	$7.13
R4	Actual	1.17%	$1,000.00	$1,074.42	$6.08
	Hypothetical (h)	1.17%	$1,000.00	$1,019.20	$5.92
R5	Actual	1.02%	$1,000.00	$1,075.84	$5.31
	Hypothetical (h)	1.02%	$1,000.00	$1,019.95	$5.16
529A	Actual	1.39%	$1,000.00	$1,073.47	$7.23
	Hypothetical (h)	1.39%	$1,000.00	$1,018.10	$7.03
529B	Actual	2.19%	$1,000.00	$1,069.18	$11.36
	Hypothetical (h)	2.19%	$1,000.00	$1,014.09	$11.06
529C	Actual	2.21%	$1,000.00	$1,069.44	$11.46
	Hypothetical (h)	2.21%	$1,000.00	$1,013.99	$11.16

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class R3, 529A and 529B shares, this rebate reduced the expense ratio above by 0.01%, 0.08%, and 0.03%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

9/30/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.2%
Issuer	Shares/Par	Value ($)
Aerospace - 0.8%
Cobham PLC	2,493,888	$11,599,322
Meggitt PLC	2,255,803	20,049,038
Saab AB, “B”	190,560	3,810,192

		$35,458,552
Airlines - 1.9%
Controladora Vuela Compania de Aviacion S.A.B. de C.V., ADR (a)	1,148,600	$16,654,700
Copa Holdings S.A., “A”	88,973	12,337,886
Koninklijke Vopak N.V.	220,060	12,609,430
Qantas Airways Ltd. (a)	7,607,606	10,468,275
Stagecoach Group PLC	6,677,089	35,249,908

		$87,320,199
Alcoholic Beverages - 0.5%
Carlsberg Group	140,639	$14,489,661
Davide Campari-Milano S.p.A.	1,186,765	10,291,351

		$24,781,012
Apparel Manufacturers - 2.4%
Burberry Group PLC	349,910	$9,256,109
Christian Dior S.A.	252,185	49,452,372
Cia.Hering S.A.	953,900	14,478,724
Gerry Weber International AG	363,298	14,978,088
Li & Fung Ltd.	4,101,138	5,964,599
Stella International Holdings Ltd.	7,287,091	18,715,926

		$112,845,818
Automotive - 3.0%
D’Ieteren S.A.	247,239	$11,475,916
Exide Industries Ltd.	8,252,937	17,051,632
Ford Otomotiv Sanayi S.A.	1,719,918	23,669,573
Geely Automobile Holdings Ltd.	1,654,145	852,708
GKN PLC	2,290,606	12,682,256
Guangzhou Automobile Group Co. Ltd., “H”	19,027,750	20,632,470
Motherson Sumi Systems Ltd.	5,499,663	20,263,348
Takata Corp.	429,700	10,837,469
Tofas Turk Otomobil Fabriikasi A.S.	569,306	3,466,480
USS Co. Ltd.	1,137,600	16,492,384

		$137,424,236

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Biotechnology - 0.2%
Abcam PLC	525,852	$4,307,587
Lonza Group AG	55,114	4,509,798

		$8,817,385
Broadcasting - 1.1%
Havas S.A.	2,101,194	$16,424,545
Nippon Television Holdings, Inc.	598,000	11,111,041
Proto Corp.	556,800	8,105,501
Rightmove PLC	453,940	17,409,389

		$53,050,476
Brokerage & Asset Managers - 5.0%
Aberdeen Asset Management PLC	6,640,585	$40,701,177
Bolsa Mexicana de Valores S.A. de C.V.	4,484,696	10,782,183
CETIP S.A. Mercados Organizados	1,127,357	11,943,483
Computershare Ltd.	1,303,232	12,060,588
Daiwa Securities Group, Inc. (l)	2,338,000	21,096,217
Hargreaves Lansdown PLC	1,197,143	18,983,247
ICAP PLC	1,894,033	11,476,974
IG Group Holdings PLC	2,097,100	19,657,022
Osaka Securities Exchange Co. Ltd.	245,000	5,448,580
Rathbone Brothers PLC	905,713	22,741,674
Schroders PLC	1,105,406	46,098,596
Yuanta Financial Holding Co. Ltd.	24,625,360	12,617,926

		$233,607,667
Business Services - 11.1%
Amadeus Fire AG	240,208	$15,647,084
Amadeus Holdings AG	1,693,952	60,041,570
Brenntag AG	161,164	26,828,680
Brunel International N.V.	141,309	7,599,003
Bunzl PLC	5,888,820	127,557,035
Cabcharge Australia Ltd. (l)	2,341,909	8,083,637
Capgemini	150,620	8,959,603
Capita PLC	1,616,074	26,057,971
Cognizant Technology Solutions Corp., “A” (a)	216,573	17,784,975
Compass Group PLC	1,800,590	24,777,289
CTS Eventim AG	129,411	5,707,402
DKSH Holding Ltd.	48,674	4,155,065
Edenred	290,446	9,430,317
Electrocomponents PLC	1,383,588	6,182,098
Intertek Group PLC	550,848	29,472,927
LPS Brasil - Consultoria de Imoveis S.A.	1,362,800	10,705,386
LSL Property Services PLC	2,219,605	16,646,048
MITIE Group PLC	1,759,800	8,430,014

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Multiplus S.A.	794,500	$9,248,793
Nomura Research Institute Ltd.	726,300	25,299,785
Premier Farnell PLC	2,140,883	7,527,882
Serco Group PLC	1,602,751	14,180,000
Sodexo	355,411	33,162,002
Travis Perkins PLC	369,597	9,872,620
Wolseley PLC	74,542	3,858,013

		$517,215,199
Cable TV - 2.3%
Astro Malaysia Holdings Berhad	33,310,959	$29,841,387
Eutelsat Communications	606,990	19,190,659
Kabel Deutschland Holding AG NPV	91,669	10,776,852
Liberty Global PLC, “A” (a)	50,338	3,994,320
Liberty Global PLC, “C” (a)	37,595	2,835,791
SES	385,940	11,042,815
Ziggo N.V.	705,659	28,582,244

		$106,264,068
Chemicals - 0.3%
Victrex PLC	456,964	$11,814,271

Computer Software - 2.1%
AVEVA Group PLC	102,825	$4,324,719
Dassault Systemes S.A.	83,450	11,140,511
OBIC Business Consultants Co. Ltd.	280,400	10,194,761
OBIC Co. Ltd.	1,814,900	58,649,965
Totvs S.A.	670,100	11,335,130

		$95,645,086
Computer Software - Systems - 1.8%
Asustek Computer, Inc.	1,790,000	$14,355,755
Brother Industries Ltd. (l)	1,266,000	14,348,451
Konica Minolta, Inc.	1,560,000	13,144,181
Linx S.A.	596,200	10,020,507
NICE Systems Ltd.	413,463	17,100,041
Venture Corp. Ltd.	2,113,000	12,850,974

		$81,819,909
Conglomerates - 0.7%
DCC PLC	449,631	$18,394,226
First Pacific Co. Ltd.	7,163,150	7,893,107
Smiths Group PLC	320,554	7,260,039

		$33,547,372

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 1.9%
Bellway PLC	2,574,455	$54,806,375
China Shanshui Cement Group Ltd.	7,057,891	2,720,908
Geberit AG	90,418	24,415,410
Semen Indonesia Persero Tbk PT	4,922,720	5,526,370

		$87,469,063
Consumer Products - 2.7%
Beiersdorf AG	255,102	$22,653,332
Dabur India Ltd.	6,937,731	18,783,570
Henkel KGaA, IPS	252,772	26,047,291
Kimberly-Clark de Mexico S.A. de C.V., “A”	3,253,524	9,472,615
Milbon Co. Ltd.	197,130	8,087,901
PZ Cussons	518,921	3,477,096
Shiseido Co. Ltd. (l)	217,900	3,925,155
Societe BIC S.A.	47,310	5,501,087
Uni-Charm Corp.	458,700	26,849,690

		$124,797,737
Consumer Services - 2.3%
Abril Educacao S.A., IEU	516,890	$7,733,643
Anhanguera Educacional Participacoes S.A.	2,073,600	12,406,234
Dignity PLC	1,659,147	38,946,900
Estacio Participacoes S.A.	1,682,220	13,070,355
Kakaku.com, Inc.	283,200	6,629,217
Kroton Educacional S.A.	1,441,610	20,495,931
Rakuten	427,700	6,499,120

		$105,781,400
Containers - 0.7%
Mayr-Melnhof Karton AG	121,917	$13,161,846
Viscofan S.A.	350,297	20,031,723

		$33,193,569
Electrical Equipment - 1.9%
Domino Printing Sciences PLC	1,152,718	$11,943,265
IMI PLC	650,216	15,315,835
Kaba Holding AG	4,087	1,807,707
Keyence Corp.	15,200	5,789,520
Legrand S.A.	238,002	13,206,051
OMRON Corp.	101,421	3,670,457
Pfeiffer Vacuum Technology AG	66,786	8,176,805
Sensata Technologies Holding B.V. (a)	101,328	3,877,823
Spectris PLC	714,295	25,509,570

		$89,297,033

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 2.8%
Advantech Co. Ltd.	3,738,787	$20,927,698
ASM International N.V.	334,076	11,615,236
Chroma Ate, Inc.	8,167,000	18,396,259
Halma PLC	1,323,104	12,134,277
Hirose Electric Co. Ltd. (l)	78,008	12,015,067
Infineon Technologies AG	1,229,795	12,303,270
Seoul Semiconductor Co. Ltd.	499,888	18,861,943
Siliconware Precision Industries Co.	15,382,000	17,974,367
Stanley Electric Co. Ltd.	290,831	6,201,889

		$130,430,006
Energy - Independent - 1.2%
Cairn Energy PLC (a)	1,643,329	$6,978,191
Canadian Oil Sands Ltd.	654,200	12,676,891
Gran Tierra Energy, Inc. (a)	2,123,210	15,067,875
Japan Petroleum Exploration Co. Ltd. (l)	236,400	10,191,353
MEG Energy Corp. (a)	259,967	8,969,688

		$53,883,998
Engineering - Construction - 1.5%
JGC Corp.	963,000	$34,861,205
Mills Estruturas e Servicos de Engenharia S.A.	856,900	11,738,250
Outotec Oyj (l)	409,635	5,608,248
Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	1,226,360	11,784,374
Toshiba Plant Kensetsu Co. Ltd. (l)	285,000	4,734,189

		$68,726,266
Food & Beverages - 3.2%
Arca Continental S.A.B de C.V.	1,281,818	$7,986,942
Associated British Foods PLC	333,227	10,120,292
Booker Group PLC	8,563,460	18,687,843
Britvic PLC	1,906,189	17,666,946
Chr. Hansen Holding A.S.	410,212	14,524,203
Coca-Cola HBC AG	335,309	10,042,387
Kerry Group PLC	315,622	19,195,300
M. Dias Branco S.A. Industria e Comercio de Alimentos	371,600	17,102,017
Shenguan Holdings Group Ltd.	39,637,505	16,967,279
Tate & Lyle PLC	377,032	4,495,427
Want Want China Holdings Ltd.	6,783,146	10,302,539

		$147,091,175
Food & Drug Stores - 2.6%
Alimentation Couche-Tard, Inc.	255,907	$15,954,903
Brazil Pharma S.A. (a)	2,361,800	8,312,070

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - continued
Cosmos Pharmaceutical Corp.	105,700	$13,924,285
Dairy Farm International Holdings Ltd.	727,809	7,358,149
E-Mart Co. Ltd.	39,621	8,897,173
FamilyMart Co. Ltd.	127,300	5,515,987
Lawson, Inc.	297,400	23,343,283
O’Key Group S.A., GDR	1,300,338	15,474,022
Sundrug Co. Ltd.	274,300	13,712,837
Wumart Stores, Inc.	5,163,514	9,200,707

		$121,693,416
Furniture & Appliances - 0.1%
Arcelik A.S.	569,300	$3,311,440
SEB S.A.	37,516	3,289,843

		$6,601,283
Gaming & Lodging - 1.0%
Ladbrokes PLC	1,491,271	$4,084,858
Minor International Public Co. Ltd.	5,814,259	4,498,244
Paddy Power PLC	154,092	12,299,338
Shangri-La Asia Ltd.	8,734,495	14,460,078
William Hill PLC	1,739,686	11,350,002

		$46,692,520
General Merchandise - 1.5%
David Jones Ltd. (l)	1,327,348	$3,578,638
Dollarama, Inc. (l)	470,327	38,222,487
Lojas Renner S.A.	144,700	4,147,810
Mitra Adiperkasa Tbk.	3,448,192	1,834,287
Seria Co. Ltd.	106,000	3,283,687
Woolworths Holdings Ltd.	2,281,249	16,856,738

		$67,923,647
Health Maintenance Organizations - 0.2%
Odontoprev S.A.	2,677,100	$11,753,004

Insurance - 3.6%
Admiral Group PLC	339,107	$6,768,927
Amlin PLC	2,438,417	15,995,486
Austbrokers Holdings Ltd.	377,040	3,935,977
Brasil Insurance Paticipaco e Administracao S.A.	1,279,800	11,491,233
Catlin Group Ltd.	2,807,562	22,025,856
Hiscox Ltd.	4,283,384	44,969,392
Insurance Australia Group Ltd.	2,478,855	13,574,514
Jardine Lloyd Thompson Group PLC	1,412,553	21,610,090

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Samsung Fire & Marine Insurance Co. Ltd.	39,771	$9,122,341
Sony Financial Holdings, Inc.	400,100	7,356,622
Storebrand A.S.A. (a)	1,646,042	9,120,878

		$165,971,316
Internet - 0.2%
51job, Inc., ADR (a)	163,170	$11,718,869

Leisure & Toys - 0.1%
Shimano, Inc.	56,500	$5,055,295

Machinery & Tools - 3.1%
Aalberts Industries N.V.	231,349	$6,164,151
Burckhardt Compression Holding AG	32,100	12,654,006
ElringKlinger AG	258,482	11,630,602
Faiveley S.A.	33,771	2,569,442
Finning International, Inc.	365,223	8,399,721
GEA Group AG	819,754	33,663,822
GLORY Ltd. (l)	93,200	2,344,508
Neopost S.A. (l)	160,405	11,681,320
Rotork PLC	203,709	8,993,223
Sinotruk (Hong Kong) Ltd.	10,585,378	5,404,672
Spirax-Sarco Engineering PLC	276,052	13,474,053
T.K. Corp. (a)	801,499	18,607,858
Thermax Ltd.	701,816	6,533,191

		$142,120,569
Medical & Health Technology & Services - 1.4%
Fleury S.A.	1,335,600	$11,058,187
Hogy Medical Co. Ltd.	50,100	2,781,377
Kobayashi Pharmaceutical Co. Ltd.	392,900	22,522,240
Miraca Holdings, Inc.	608,200	27,184,247

		$63,546,051
Medical Equipment - 2.8%
Fisher & Paykel Healthcare Corp. Ltd.	10,476,078	$31,497,279
Nakanishi, Inc.	91,300	12,725,062
Nihon Kohden Corp.	255,400	10,473,365
Smith & Nephew PLC	808,359	10,089,710
Sonova Holding AG	330,356	41,059,340
Sysmex Corp. (l)	88,900	5,698,189
Top Glove Corp.	7,832,377	15,114,481
William Demant Holdings A/S (a)	20,780	1,920,410

		$128,577,836

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Metals & Mining - 1.2%
Iluka Resources Ltd.	2,849,628	$30,465,468
MOIL Ltd.	3,902,142	12,719,631
Usinas Siderurgicas de Minas Gerais S.A., “A”, IPS (a)	2,643,500	12,547,769

		$55,732,868
Network & Telecom - 0.8%
VTech Holdings Ltd.	3,037,744	$39,086,977

Oil Services - 1.9%
AMEC PLC	1,245,625	$21,657,664
Fugro N.V.	168,728	10,292,409
John Wood Group PLC	913,202	11,856,629
Petroleum Geo-Services A.S.A	229,159	2,831,499
Schoeller-Bleckmann Nooter Apparatetechnik GMBH	86,448	10,226,211
Technip	132,630	15,572,599
WorleyParsons Ltd.	788,634	17,892,628

		$90,329,639
Other Banks & Diversified Financials - 5.0%
Aeon Financial Service Co. Ltd. (l)	715,000	$22,542,619
Canadian Western Bank	340,891	10,232,853
Chiba Bank Ltd. (l)	2,485,451	18,193,223
Concentradora Fibra Hotelera Mexicana S.A. de C.V., REIT	7,558,800	12,334,770
Credicorp Ltd.	184,098	23,649,229
Federal Bank Ltd.	2,153,041	9,787,644
Julius Baer Group Ltd.	171,017	7,980,226
Jyske Bank (a)	861,351	42,777,730
Macquarie Mexico Real Estate S.A. de C.V., REIT	4,609,165	7,855,951
Public Bank Berhad	2,429,377	13,207,106
Shizuoka Bank Ltd.	1,004,000	11,458,142
Sydbank A/S (a)	1,232,121	32,137,817
Wing Hang Bank	1,321,660	20,039,868

		$232,197,178
Pharmaceuticals - 1.9%
Genomma Lab Internacional S.A., “B” (a)	4,944,691	$11,287,472
Hisamitsu Pharmaceutical Co., Inc.	95,000	5,311,057
Santen Pharmaceutical Co. Ltd.	558,700	27,144,204
Tsumura & Co.	502,000	14,741,656
Virbac SA	146,442	29,717,109

		$88,201,498
Pollution Control - 0.3%
Daiseki Co. Ltd.	672,200	$12,408,086

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Printing & Publishing - 0.1%
De La Rue PLC	285,143	$4,586,175

Railroad & Shipping - 0.5%
ALL America Latina Logistica S.A.	2,248,600	$8,887,667
Asciano Ltd.	1,430,510	7,780,267
Precious Shipping Public Co. Ltd.	9,074,918	5,396,211

		$22,064,145
Real Estate - 2.4%
Ascendas India Trust, REIT	25,706,000	$12,806,385
Brasil Brokers Participacoes S.A.	3,080,000	7,990,795
Deutsche Wohnen AG (l)	1,375,105	24,602,610
Foxtons Group PLC (a)	1,239,800	5,419,203
GSW Immobilien AG	239,509	10,522,541
IGB Trust, REIT	16,882,400	6,422,511
LEG Immobilien AG NPV	103,350	5,952,012
Midland Holdings Ltd. (h)	41,565,351	16,881,452
Multiplan Empreendimentos	493,546	11,802,526
Supalai PLC	11,829,441	5,975,229
TAG Immobilien AG	392,700	4,873,286

		$113,248,550
Restaurants - 1.6%
Ajisen (China) Holdings Ltd.	12,697,037	$12,736,491
Arcos Dorados Holdings, Inc. (l)	681,729	8,078,489
Domino’s Pizza UK & IRL PLC	2,862,155	27,059,889
Whitbread PLC	510,488	24,495,356

		$72,370,225
Special Products & Services - 0.3%
Filtrona PLC	1,119,385	$13,564,110

Specialty Chemicals - 5.3%
Air Water, Inc.	368,000	$5,445,896
Chugoku Marine Paints Ltd. (l)	1,569,000	9,773,280
Croda International PLC	2,470,538	106,188,158
Elementis PLC	3,478,818	13,499,565
Fuchs Petrolub SE, IPS	234,770	19,659,972
Japan Pure Chemical Co. Ltd.	408	890,184
Kansai Paint Co. Ltd. (l)	1,015,000	13,490,819
Marine Harvest A.S.A	10,630,990	11,350,095
Sika AG	7,994	23,300,917
SK KAKEN Co. Ltd.	57,000	3,392,339
Symrise AG	845,761	37,466,428

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - continued
Tikkurila Oyj	139,473	$3,717,115

		$248,174,768
Specialty Stores - 3.0%
ABC-Mart, Inc.	354,600	$17,300,886
Cj O Shopping Co. Ltd.	40,618	13,207,988
Delticom AG	40,540	2,284,823
Esprit Holdings Ltd.	3,354,599	5,358,045
Hyundai Home Shopping Network Corp.	53,799	7,909,593
JB Hi-Fi Ltd. (l)	505,156	9,872,897
MonotaRO Co. Ltd.	725,000	21,263,402
NEXT PLC	505,919	42,262,065
Nitori Co. Ltd.	85,600	7,851,583
Point, Inc.	54,710	2,606,955
Shimamura Co. Ltd.	51,700	5,150,282
Yamada Denki Co. Ltd.	856,800	2,533,871

		$137,602,390
Telecommunications - Wireless - 0.3%
TIM Participacoes S.A., ADR	560,159	$13,202,948

Telephone Services - 0.9%
Bezeq - The Israel Telecommunication Corp. Ltd.	5,802,775	$10,670,105
PT XL Axiata Tbk	40,656,387	14,921,386
TDC A.S.	1,873,633	15,854,053

		$41,445,544
Tobacco - 0.4%
Swedish Match AB	555,761	$19,612,958

Trucking - 1.4%
DSV A.S.	1,082,147	$30,699,206
Kintetsu World Express, Inc. (l)	210,400	7,562,646
Yamato Holdings Co. Ltd.	1,264,500	28,587,522

		$66,849,374
Utilities - Electric Power - 0.9%
Alupar Investimento S.A., IEU (a)	1,151,100	$9,089,135
Energias do Brasil S.A.	2,517,700	13,700,069
Glow Energy PLC	3,436,800	7,169,156
Tractebel Energia S.A.	675,200	11,159,399

		$41,117,759
Total Common Stocks (Identified Cost, $3,428,100,950)		$4,463,730,495

21

Portfolio of Investments – continued

Collateral for Securities Loaned - 1.3%
Issuer	Shares/Par	Value ($)
Goldman Sachs Repurchase Agreement, 0.06%, dated 9/30/13, due 10/01/13, total to be received $55,000,092 (secured by U.S. Treasury and Federal Agency obligations valued at $56,100,000 in an individually traded account), at Cost and Value	$55,000,000	$55,000,000
Morgan Stanley Repurchase Agreement, 0.05%, dated 9/30/13, due 10/01/13, total to be received $6,282,282 (secured by U.S. Treasury and Federal Agency obligations valued at $6,407,954 in an individually traded account), at Cost and Value	$6,282,273	$6,282,273
Total Collateral for Securities Loaned, at Amortized Cost and Value		$61,282,273

Money Market Funds - 4.0%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	183,801,198	$183,801,198
Total Investments (Identified Cost, $3,673,184,421)		$4,708,813,966

Other Assets, Less Liabilities - (1.5)%		(70,859,364)
Net Assets - 100.0%		$4,637,954,602

(a)	Non-income producing security.
(h)	Affiliated issuers are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IEU	International Equity Unit
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $3,469,884,934)	$4,508,131,316
Underlying affiliated funds, at cost and value	183,801,198
Other affiliated issuers, at value (identified cost, $19,498,289)	16,881,452
Total investments, at value, including $58,187,816 of securities on loan (identified cost, $3,673,184,421)	$4,708,813,966
Cash	668,721
Receivables for
Investments sold	11,303,328
Fund shares sold	9,429,284
Interest and dividends	12,363,648
Other assets	2,716
Total assets	$4,742,581,663
Liabilities
Payables for
Investments purchased	$28,182,770
Fund shares reacquired	9,353,707
Collateral for securities loaned, at value	61,282,273
Payable to affiliates
Investment adviser	477,309
Shareholder servicing costs	3,597,628
Distribution and service fees	71,156
Program manager fees	45
Payable for independent Trustees’ compensation	3,536
Deferred country tax expense payable	1,161,379
Accrued expenses and other liabilities	497,258
Total liabilities	$104,627,061
Net assets	$4,637,954,602
Net assets consist of
Paid-in capital	$3,839,008,793
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $1,161,379 deferred country tax)	1,034,652,836
Accumulated net realized gain (loss) on investments and foreign currency	(291,808,855)
Undistributed net investment income	56,101,828
Net assets	$4,637,954,602
Shares of beneficial interest outstanding	167,458,030

23

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,581,383,815	57,687,030	$27.41
Class B	33,509,045	1,269,288	26.40
Class C	184,559,846	7,059,317	26.14
Class I	1,530,691,994	54,288,536	28.20
Class R1	8,641,544	338,656	25.52
Class R2	76,633,976	2,868,554	26.72
Class R3	144,976,532	5,324,550	27.23
Class R4	416,386,642	15,177,607	27.43
Class R5	652,770,624	23,127,504	28.22
Class 529A	5,739,667	212,355	27.03
Class 529B	747,554	29,319	25.50
Class 529C	1,913,363	75,314	25.41

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $29.08 [100 / 94.25 x $27.41] and $28.68 [100 / 94.25 x $27.03], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$99,370,390
Interest	978,393
Dividends from other affiliated issuers	429,468
Dividends from underlying affiliated funds	174,356
Foreign taxes withheld	(4,995,879)
Total investment income	$95,956,728
Expenses
Management fee	$36,072,230
Distribution and service fees	6,323,149
Program manager fees	7,578
Shareholder servicing costs	4,993,200
Administrative services fee	483,666
Independent Trustees’ compensation	48,711
Custodian fee	1,234,144
Shareholder communications	320,649
Audit and tax fees	86,904
Legal fees	37,072
Miscellaneous	312,672
Total expenses	$49,919,975
Fees paid indirectly	(366)
Reduction of expenses by investment adviser and distributor	(47,102)
Net expenses	$49,872,507
Net investment income	$46,084,221
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers (net of $2,340,761 country tax)	$144,957,663
Other affiliated issuers	132,871
Foreign currency	(926,730)
Net realized gain (loss) on investments and foreign currency	$144,163,804
Change in unrealized appreciation (depreciation)
Investments (net of $1,564,538 decrease in deferred country tax)	$503,857,497
Translation of assets and liabilities in foreign currencies	181,021
Net unrealized gain (loss) on investments and foreign currency translation	$504,038,518
Net realized and unrealized gain (loss) on investments and foreign currency	$648,202,322
Change in net assets from operations	$694,286,543

See Notes to Financial Statements

25

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2013	2012
Change in net assets
From operations
Net investment income	$46,084,221	$36,821,969
Net realized gain (loss) on investments and foreign currency	144,163,804	20,843,334
Net unrealized gain (loss) on investments and foreign currency translation	504,038,518	563,995,366
Change in net assets from operations	$694,286,543	$621,660,669
Distributions declared to shareholders
From net investment income	$(40,380,082)	$(31,029,975)
Change in net assets from fund share transactions	$634,512,606	$264,394,944
Total change in net assets	$1,288,419,067	$855,025,638
Net assets
At beginning of period	3,349,535,535	2,494,509,897
At end of period (including undistributed net investment income of $56,101,828 and $39,741,914, respectively)	$4,637,954,602	$3,349,535,535

See Notes to Financial Statements

26

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$23.23	$18.94	$20.24	$17.43	$17.39
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.25	$0.24	$0.21	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	4.17	4.28	(1.34)	2.80	1.05
Total from investment operations	$4.44	$4.53	$(1.10)	$3.01	$1.25
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.24)	$(0.20)	$(0.20)	$(0.26)
From net realized gain on investments	—	—	—	—	(0.95)
Total distributions declared to shareholders	$(0.26)	$(0.24)	$(0.20)	$(0.20)	$(1.21)
Net asset value, end of period (x)	$27.41	$23.23	$18.94	$20.24	$17.43
Total return (%) (r)(s)(t)(x)	19.29	24.13	(5.53)	17.43	9.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.41	1.43	1.44	1.54
Expenses after expense reductions (f)	1.39	1.41	1.42	1.44	1.52
Net investment income	1.07	1.19	1.12	1.14	1.48
Portfolio turnover	15	21	44	34	42
Net assets at end of period (000 omitted)	$1,581,384	$1,309,494	$1,199,483	$1,359,614	$1,253,375

See Notes to Financial Statements

27

Financial Highlights – continued

Class B	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$22.34	$18.15	$19.38	$16.70	$16.66
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.07	$0.07	$0.06	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	4.06	4.14	(1.27)	2.70	1.02
Total from investment operations	$4.10	$4.21	$(1.20)	$2.76	$1.11
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.02)	$(0.03)	$(0.08)	$(0.12)
From net realized gain on investments	—	—	—	—	(0.95)
Total distributions declared to shareholders	$(0.04)	$(0.02)	$(0.03)	$(0.08)	$(1.07)
Net asset value, end of period (x)	$26.40	$22.34	$18.15	$19.38	$16.70
Total return (%) (r)(s)(t)(x)	18.39	23.21	(6.21)	16.59	9.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.14	2.16	2.17	2.19	2.26
Expenses after expense reductions (f)	2.13	2.16	2.17	2.19	2.26
Net investment income	0.19	0.36	0.32	0.33	0.70
Portfolio turnover	15	21	44	34	42
Net assets at end of period (000 omitted)	$33,509	$45,496	$57,379	$85,229	$101,608

Class C	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$22.17	$18.06	$19.31	$16.66	$16.61
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.09	$0.08	$0.07	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	3.99	4.08	(1.27)	2.68	1.01
Total from investment operations	$4.07	$4.17	$(1.19)	$2.75	$1.10
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.06)	$(0.06)	$(0.10)	$(0.10)
From net realized gain on investments	—	—	—	—	(0.95)
Total distributions declared to shareholders	$(0.10)	$(0.06)	$(0.06)	$(0.10)	$(1.05)
Net asset value, end of period (x)	$26.14	$22.17	$18.06	$19.31	$16.66
Total return (%) (r)(s)(t)(x)	18.41	23.17	(6.20)	16.57	9.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.14	2.16	2.18	2.19	2.26
Expenses after expense reductions (f)	2.14	2.16	2.17	2.19	2.26
Net investment income	0.32	0.45	0.37	0.38	0.71
Portfolio turnover	15	21	44	34	42
Net assets at end of period (000 omitted)	$184,560	$152,757	$142,778	$170,747	$166,342

See Notes to Financial Statements

28

Financial Highlights – continued

Class I	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$23.88	$19.48	$20.80	$17.90	$17.85
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.33	$0.32	$0.27	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	4.29	4.37	(1.39)	2.87	1.09
Total from investment operations	$4.64	$4.70	$(1.07)	$3.14	$1.32
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.30)	$(0.25)	$(0.24)	$(0.32)
From net realized gain on investments	—	—	—	—	(0.95)
Total distributions declared to shareholders	$(0.32)	$(0.30)	$(0.25)	$(0.24)	$(1.27)
Net asset value, end of period (x)	$28.20	$23.88	$19.48	$20.80	$17.90
Total return (%) (r)(s)(x)	19.63	24.40	(5.27)	17.72	10.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.16	1.18	1.19	1.26
Expenses after expense reductions (f)	1.14	1.16	1.18	1.19	1.26
Net investment income	1.34	1.52	1.42	1.42	1.66
Portfolio turnover	15	21	44	34	42
Net assets at end of period (000 omitted)	$1,530,692	$968,523	$845,262	$774,647	$584,559

Class R1	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$21.64	$17.65	$18.89	$16.33	$16.37
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.09	$0.07	$0.07	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	3.80	3.99	(1.24)	2.61	0.97
Total from investment operations	$3.97	$4.08	$(1.17)	$2.68	$1.07
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.09)	$(0.07)	$(0.12)	$(0.16)
From net realized gain on investments	—	—	—	—	(0.95)
Total distributions declared to shareholders	$(0.09)	$(0.09)	$(0.07)	$(0.12)	$(1.11)
Net asset value, end of period (x)	$25.52	$21.64	$17.65	$18.89	$16.33
Total return (%) (r)(s)(x)	18.43	23.20	(6.21)	16.51	9.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.15	2.16	2.18	2.19	2.25
Expenses after expense reductions (f)	2.15	2.16	2.18	2.19	2.25
Net investment income	0.70	0.46	0.35	0.41	0.80
Portfolio turnover	15	21	44	34	42
Net assets at end of period (000 omitted)	$8,642	$2,869	$2,560	$2,881	$2,476

See Notes to Financial Statements

29

Financial Highlights – continued

Class R2	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$22.66	$18.47	$19.75	$17.02	$17.04
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.20	$0.19	$0.16	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	4.06	4.17	(1.31)	2.74	1.00
Total from investment operations	$4.28	$4.37	$(1.12)	$2.90	$1.17
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.18)	$(0.16)	$(0.17)	$(0.24)
From net realized gain on investments	—	—	—	—	(0.95)
Total distributions declared to shareholders	$(0.22)	$(0.18)	$(0.16)	$(0.17)	$(1.19)
Net asset value, end of period (x)	$26.72	$22.66	$18.47	$19.75	$17.02
Total return (%) (r)(s)(x)	19.03	23.82	(5.76)	17.17	9.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.66	1.68	1.69	1.75
Expenses after expense reductions (f)	1.64	1.66	1.67	1.69	1.75
Net investment income	0.89	0.99	0.91	0.89	1.27
Portfolio turnover	15	21	44	34	42
Net assets at end of period (000 omitted)	$76,634	$48,637	$40,259	$42,679	$39,097

Class R3	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$23.09	$18.85	$20.16	$17.36	$17.34
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.27	$0.32	$0.21	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	4.12	4.23	(1.42)	2.80	1.04
Total from investment operations	$4.41	$4.50	$(1.10)	$3.01	$1.25
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.26)	$(0.21)	$(0.21)	$(0.28)
From net realized gain on investments	—	—	—	—	(0.95)
Total distributions declared to shareholders	$(0.27)	$(0.26)	$(0.21)	$(0.21)	$(1.23)
Net asset value, end of period (x)	$27.23	$23.09	$18.85	$20.16	$17.36
Total return (%) (r)(s)(x)	19.29	24.15	(5.55)	17.48	9.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.41	1.44	1.44	1.50
Expenses after expense reductions (f)	1.39	1.41	1.44	1.44	1.50
Net investment income	1.15	1.29	1.46	1.18	1.55
Portfolio turnover	15	21	44	34	42
Net assets at end of period (000 omitted)	$144,977	$93,526	$57,720	$21,895	$15,821

See Notes to Financial Statements

30

Financial Highlights – continued

Class R4	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$23.25	$18.97	$20.26	$17.44	$17.43
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.34	$0.35	$0.29	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	4.16	4.24	(1.39)	2.77	1.01
Total from investment operations	$4.50	$4.58	$(1.04)	$3.06	$1.28
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.30)	$(0.25)	$(0.24)	$(0.32)
From net realized gain on investments	—	—	—	—	(0.95)
Total distributions declared to shareholders	$(0.32)	$(0.30)	$(0.25)	$(0.24)	$(1.27)
Net asset value, end of period (x)	$27.43	$23.25	$18.97	$20.26	$17.44
Total return (%) (r)(s)(x)	19.56	24.42	(5.26)	17.73	10.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.16	1.19	1.20	1.24
Expenses after expense reductions (f)	1.14	1.16	1.19	1.20	1.24
Net investment income	1.36	1.60	1.61	1.56	1.96
Portfolio turnover	15	21	44	34	42
Net assets at end of period (000 omitted)	$416,387	$282,570	$143,620	$50,050	$21,166

Class R5	Years ended 9/30
	2013	2012 (i)
Net asset value, beginning of period	$23.88	$21.12
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	4.28	2.64	(g)
Total from investment operations	$4.66	$2.76
Less distributions declared to shareholders
From net investment income	$(0.32)	$—
Net asset value, end of period (x)	$28.22	$23.88
Total return (%) (r)(s)(x)	19.74	13.07	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.05	(a)
Expenses after expense reductions (f)	1.02	1.05	(a)
Net investment income	1.48	1.61	(a)
Portfolio turnover	15	21
Net assets at end of period (000 omitted)	$652,771	$438,906

See Notes to Financial Statements

31

Financial Highlights – continued

Class 529A	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$22.90	$18.68	$19.97	$17.21	$17.18
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.25	$0.23	$0.20	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	4.12	4.20	(1.33)	2.75	1.03
Total from investment operations	$4.38	$4.45	$(1.10)	$2.95	$1.22
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.23)	$(0.19)	$(0.19)	$(0.24)
From net realized gain on investments	—	—	—	—	(0.95)
Total distributions declared to shareholders	$(0.25)	$(0.23)	$(0.19)	$(0.19)	$(1.19)
Net asset value, end of period (x)	$27.03	$22.90	$18.68	$19.97	$17.21
Total return (%) (r)(s)(t)(x)	19.32	24.03	(5.60)	17.29	9.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.51	1.53	1.54	1.63
Expenses after expense reductions (f)	1.40	1.46	1.51	1.54	1.63
Net investment income	1.06	1.18	1.08	1.11	1.45
Portfolio turnover	15	21	44	34	42
Net assets at end of period (000 omitted)	$5,740	$4,637	$3,788	$3,607	$2,648

Class 529B	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$21.62	$17.60	$18.84	$16.27	$16.32
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.07	$0.05	$0.05	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	3.90	4.00	(1.23)	2.61	0.96
Total from investment operations	$3.96	$4.07	$(1.18)	$2.66	$1.05
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.05)	$(0.06)	$(0.09)	$(0.15)
From net realized gain on investments	—	—	—	—	(0.95)
Total distributions declared to shareholders	$(0.08)	$(0.05)	$(0.06)	$(0.09)	$(1.10)
Net asset value, end of period (x)	$25.50	$21.62	$17.60	$18.84	$16.27
Total return (%) (r)(s)(t)(x)	18.37	23.16	(6.31)	16.44	8.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.24	2.26	2.27	2.29	2.35
Expenses after expense reductions (f)	2.17	2.21	2.26	2.29	2.35
Net investment income	0.27	0.35	0.25	0.28	0.73
Portfolio turnover	15	21	44	34	42
Net assets at end of period (000 omitted)	$748	$627	$634	$834	$758
See Notes to Financial Statements

32

Financial Highlights – continued

Class 529C	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$21.59	$17.63	$18.88	$16.32	$16.33
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.10	$0.08	$0.06	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	3.89	3.96	(1.26)	2.61	0.97
Total from investment operations	$3.95	$4.06	$(1.18)	$2.67	$1.07
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.10)	$(0.07)	$(0.11)	$(0.13)
From net realized gain on investments	—	—	—	—	(0.95)
Total distributions declared to shareholders	$(0.13)	$(0.10)	$(0.07)	$(0.11)	$(1.08)
Net asset value, end of period (x)	$25.41	$21.59	$17.63	$18.88	$16.32
Total return (%) (r)(s)(t)(x)	18.38	23.12	(6.29)	16.45	9.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.24	2.26	2.28	2.29	2.34
Expenses after expense reductions (f)	2.19	2.21	2.26	2.29	2.34
Net investment income	0.27	0.51	0.40	0.33	0.80
Portfolio turnover	15	21	44	34	42
Net assets at end of period (000 omitted)	$1,913	$1,494	$1,026	$770	$717

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception June 1, 2012 through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

33

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International New Discovery Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment

34

Notes to Financial Statements – continued

company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the

35

Notes to Financial Statements – continued

value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$1,246,642,265	$—	$—	$1,246,642,265
Japan	19,401,089	698,351,648	—	717,752,737
Germany	293,774,901	—	—	293,774,901
Brazil	285,421,065	—	—	285,421,065
France	240,340,274	—	—	240,340,274
Denmark	152,403,080	—	—	152,403,080
Hong Kong	83,420,073	52,338,129	—	135,758,202
Switzerland	119,882,468	—	—	119,882,468
Australia	117,712,890	—	—	117,712,890
Other Countries	1,035,239,652	118,802,961	—	1,154,042,613
Short Term Securities	—	61,282,273	—	61,282,273
Mutual Funds	183,801,198	—	—	183,801,198
Total Investments	$3,778,038,955	$930,775,011	$—	$4,708,813,966

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $477,162,881 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $329,183,369 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund

36

Notes to Financial Statements – continued

requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in repurchase agreements with approved counterparties. Collateral for securities loaned is held at carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained

37

Notes to Financial Statements – continued

subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and redemptions in-kind.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/13	9/30/12
Ordinary income (including any short-term capital gains)	$40,380,082	$31,029,975

38

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/13
Cost of investments	$3,697,179,306
Gross appreciation	1,170,900,211
Gross depreciation	(159,265,551)
Net unrealized appreciation (depreciation)	$1,011,634,660
Undistributed ordinary income	56,454,228
Capital loss carryforwards	(267,813,970)
Other temporary differences	(1,329,109)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after September 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

9/30/18	$(267,813,970)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

39

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/13	Year ended 9/30/12
Class A	$14,369,907	$14,564,840
Class B	77,374	56,068
Class C	649,081	475,347
Class I	13,545,285	12,334,934
Class R1	12,110	12,764
Class R2	483,056	365,562
Class R3	1,139,762	846,208
Class R4	4,118,307	2,321,577
Class R5	5,921,317	—
Class 529A	52,230	45,152
Class 529B	2,327	1,719
Class 529C	9,326	5,804
Total	$40,380,082	$31,029,975

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.975%
Next $4.5 billion of average daily net assets	0.925%
Average daily net assets in excess of $5 billion	0.850%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through September 30, 2013, this management fee reduction amounted to $11,300, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2013 was equivalent to an annual effective rate of 0.93% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $746,654 and $2,453 for the year ended September 30, 2013, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of

40

Notes to Financial Statements – continued

certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,564,102
Class B	0.75%	0.25%	1.00%	1.00%	389,332
Class C	0.75%	0.25%	1.00%	1.00%	1,666,344
Class R1	0.75%	0.25%	1.00%	1.00%	54,081
Class R2	0.25%	0.25%	0.50%	0.50%	309,708
Class R3	—	0.25%	0.25%	0.25%	302,659
Class 529A	—	0.25%	0.25%	0.21%	12,957
Class 529B	0.75%	0.25%	1.00%	0.99%	6,832
Class 529C	0.75%	0.25%	1.00%	1.00%	17,134
Total Distribution and Service Fees					$6,323,149

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through September 30, 2013, this rebate amounted to $15,065, $158, $778, $3,608, $2,195, $96, and $34 for Class A, Class B, Class C, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2013, were as follows:

Amount
Class A	$13,459
Class B	32,286
Class C	9,895
Class 529B	64
Class 529C	15

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into

41

Notes to Financial Statements – continued

an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on January 31, 2015, unless MFD elects to extend the waiver. For the year ended September 30, 2013, this waiver amounted to $3,788 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2013 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2013, were as follows:

	Fee	Waiver
Class 529A	$5,183	$2,591
Class 529B	683	341
Class 529C	1,712	856
Total Program Manager Fees and Waivers	$7,578	$3,788

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2013, the fee was $424,480, which equated to 0.0110% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,568,720.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2013 was equivalent to an annual effective rate of 0.0125% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

42

Notes to Financial Statements – continued

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense of $548 and is included in independent Trustees’ compensation for the year ended September 30, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $3,528 at September 30, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $24,756 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $10,080, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $1,232,514,479 and $553,498,730, respectively.

43

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/13		Year ended 9/30/12 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	14,782,603	$371,539,911	11,277,815	$238,208,964
Class B	117,643	2,845,161	221,010	4,496,903
Class C	1,185,817	28,536,247	577,409	11,802,793
Class I	28,338,203	738,481,251	24,182,655	522,917,346
Class R1	294,470	6,984,603	35,760	702,146
Class R2	1,605,372	39,374,181	935,515	19,588,939
Class R3	2,322,354	57,634,108	1,903,770	39,610,402
Class R4	6,928,004	173,353,935	6,645,737	139,620,241
Class R5	5,190,932	136,307,128	18,819,851	398,844,368
Class 529A	27,309	681,072	27,450	565,587
Class 529B	3,736	88,382	3,286	63,473
Class 529C	12,680	289,401	23,801	468,503
	60,809,123	$1,556,115,380	64,654,059	$1,376,889,665

Shares issued to shareholders in reinvestment of distributions
Class A	556,157	$13,158,677	670,311	$13,071,095
Class B	3,150	72,187	2,705	51,016
Class C	23,895	542,407	20,345	380,859
Class I	437,697	10,631,660	513,610	10,272,178
Class R1	546	12,110	699	12,764
Class R2	18,516	427,895	16,360	311,812
Class R3	48,501	1,139,762	43,687	846,208
Class R4	141,109	3,334,395	89,045	1,733,700
Class R5	243,776	5,921,317	—	—
Class 529A	2,239	52,230	2,348	45,152
Class 529B	105	2,327	94	1,719
Class 529C	423	9,326	318	5,804
	1,476,114	$35,304,293	1,359,522	$26,732,307

44

Notes to Financial Statements – continued

	Year ended 9/30/13		Year ended 9/30/12 (i)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(14,022,073)	$(350,005,160)	(18,900,215)	$(398,739,420)
Class B	(888,445)	(21,393,906)	(1,348,228)	(27,243,465)
Class C	(1,039,632)	(24,697,746)	(1,614,534)	(32,448,088)
Class I	(15,041,838)	(389,203,963)	(27,542,559)	(582,587,694)
Class R1	(88,930)	(2,073,033)	(48,887)	(975,623)
Class R2	(901,599)	(22,241,170)	(985,041)	(20,302,691)
Class R3	(1,097,495)	(27,453,983)	(957,958)	(20,274,219)
Class R4	(4,047,007)	(101,775,662)	(2,151,754)	(45,686,138)
Class R5	(683,793)	(17,322,220)	(443,262)	(9,871,876)
Class 529A	(19,659)	(495,537)	(30,129)	(630,232)
Class 529B	(3,523)	(83,751)	(10,403)	(207,847)
Class 529C	(6,976)	(160,936)	(13,138)	(259,735)
	(37,840,970)	$(956,907,067)	(54,046,108)	$(1,139,227,028)

Net change
Class A	1,316,687	$34,693,428	(6,952,089)	$(147,459,361)
Class B	(767,652)	(18,476,558)	(1,124,513)	(22,695,546)
Class C	170,080	4,380,908	(1,016,780)	(20,264,436)
Class I	13,734,062	359,908,948	(2,846,294)	(49,398,170)
Class R1	206,086	4,923,680	(12,428)	(260,713)
Class R2	722,289	17,560,906	(33,166)	(401,940)
Class R3	1,273,360	31,319,887	989,499	20,182,391
Class R4	3,022,106	74,912,668	4,583,028	95,667,803
Class R5	4,750,915	124,906,225	18,376,589	388,972,492
Class 529A	9,889	237,765	(331)	(19,493)
Class 529B	318	6,958	(7,023)	(142,655)
Class 529C	6,127	137,791	10,981	214,572
	24,444,267	$634,512,606	11,967,473	$264,394,944

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Moderate Allocation Fund, were the owners of record of approximately 8%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

45

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2013, the fund’s commitment fee and interest expense were $19,470 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	79,812,607	703,252,813	(599,264,222)	183,801,198

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$174,356	$183,801,198

Other Affiliated Issuer	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Midland Holdings Ltd.	29,106,000	13,648,000	(1,188,649)	41,565,351

Other Affiliated Issuer	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Midland Holdings Ltd.	$132,871	$—	$429,468	$16,881,452

(8) Redemption In-Kind

On February 1, 2013, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities that were valued at $128,556,503. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $49,661,145 for the fund.

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and Shareholders of MFS International New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust V), including the portfolio of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International New Discovery Fund at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 15, 2013

47

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

51

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
David Antonelli
Peter Fruzzetti
Jose Luis Garcia
Robert Lau

52

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

53

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

54

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS

55

Board Review of Investment Advisory Agreement – continued

performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

56

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $92,824,989. The fund intends to pass through foreign tax credits of $6,504,359 for the fiscal year.

57

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

58

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

59

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2013

MFS® RESEARCH FUND

MFR-ANN

MFS® RESEARCH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The global economy is trending toward growth again. The eurozone has emerged from its 18-month-long recession. However, unemployment in the region persists at historically high levels. The U.K. economy is on the rebound. China’s gauges of economic activity are pointing toward expansion, and improving month by month. And the Japanese government’s and central bank’s aggressive program of monetary easing is showing signs of success.

The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program — telegraphed in the spring and delayed in September — has weighed on global markets. Emerging markets have borne much of the brunt, with currency values dropping and nervous investors seeking safety elsewhere. The greatest threat to global economic recovery appears to be the possibility of a protracted U.S. government shutdown or slowdown — or, worse, a debt default prompted by a failure to raise the country’s debt ceiling.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Exxon Mobil Corp.	3.5%
Apple, Inc.	2.7%
JPMorgan Chase & Co.	2.0%
Danaher Corp.	2.0%
Google, Inc., “A”	2.0%
Johnson & Johnson	2.0%
Visa, Inc., “A”	1.9%
Wells Fargo & Co.	1.8%
Pfizer, Inc.	1.8%
Citigroup, Inc.	1.6%

Global equity sectors (i)
Technology (s)	16.7%
Financial Services	16.6%
Capital Goods	15.0%
Energy	13.5%
Health Care	12.7%
Consumer Cyclicals	12.5%
Consumer Staples	7.6%
Telecommunications/Cable Television	4.2%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(s)	Includes securities sold short.

Percentages are based on net assets as of 9/30/13.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2013, Class A shares of the MFS Research Fund (“fund”) provided a total return of 20.36%, at net asset value. This compares with a return of 19.34% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the US Federal Reserve (through a third round of quantitative easing) and the European Central Bank (ECB) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved, there was continued monetary easing this time by the Bank of Japan and fears of fiscal austerity in the US waned. Later in the period, concerns that the Fed would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall. Toward the end of the period, equity and bond prices rallied after the Fed concluded it was not yet time to begin the wind-up of its asset purchase program.

Contributors to Performance

Stock selection in the capital goods sector was a positive factor for performance relative to the S&P 500 Index. An overweight position in auto parts manufacturer Delphi Automotive (United Kingdom), and not owning diversified industrial conglomerate General Electric, benefited relative returns. Shares of Delphi Automotive rose as the company released solid results that were attributed to lower expenses and strong growth in the Asian and South American markets. Additionally, the company continued to repurchase shares during the reporting period which was positive for the stock.

Stock selection in both the energy and financial services sectors was another contributor to relative performance. Within the energy sector, overweight positions in independent oil and gas companies Pioneer Natural Resources and Cabot Oil & Gas, and not holding integrated energy company Chevron, aided relative results. Shares of Pioneer Natural Resources reacted favorably to the company’s announcement of its

3

Management Review – continued

first horizontal Wolfcamp A well in its northern Permian acreage. This well produced impressive results, confirming its prospectivity. Additionally, management increased volume guidance which further supported results. Within the financial services sector, an overweight position in strong-performing financial services firm BlackRock bolstered relative performance.

Top relative contributors in other sectors included holdings of commercial fuel card manager and processor FleetCor Technologies (b). Overweight positions in global media company Twenty-First Century Fox and biopharmaceutical company Celgene further supported relative returns. The fund’s avoidance of diversified technology products and services company International Business Machines (IBM) was another positive factor for relative results.

Detractors from Performance

Stock selection in the technology sector detracted from the fund’s relative performance. Overweight positions in computer and personal electronics maker Apple, access infrastructure products manufacturer Citrix Systems and data storage systems provider EMC, and holdings of managed hosting solutions provider Rackspace Hosting (b)(h), held back relative returns. Shares of Citrix were down on general concerns of a deceleration in enterprise spending on software and broader data center. Additionally, the company faced pressure due to tighter spending which caused some large desktop deals to be pushed out of the period.

Elsewhere, not holding strong-performing financial services firm Bank of America, aerospace company Boeing and global auto maker Ford Motor hindered relative performance. Overweight positions in integrated oil and gas company Exxon Mobil and retail giant Target further weighed on relative performance. Shares of Target fell as the company faced a weaker overall consumer spending environment within the general merchandise and apparel segments that muted its US results and caused the company to modestly lower its future guidance. However, weaker sales performance from its Canadian operations appeared to have negatively surprised investors and pressured its share price further during the period.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/13/71	20.36%	10.17%	8.65%	N/A
B	9/07/93	19.44%	9.35%	7.89%	N/A
C	1/03/94	19.47%	9.35%	7.90%	N/A
I	1/02/97	20.67%	10.45%	8.98%	N/A
R1	4/01/05	19.43%	9.35%	N/A	6.50%
R2	10/31/03	20.01%	9.89%	N/A	7.93%
R3	4/01/05	20.33%	10.18%	N/A	7.29%
R4	4/01/05	20.65%	10.44%	N/A	7.57%
R5	5/01/06	20.74%	10.40%	N/A	6.65%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		19.34%	10.02%	7.57%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		13.44%	8.87%	8.01%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		15.44%	9.07%	7.89%	N/A
C With CDSC (1% for 12 months) (v)		18.47%	9.35%	7.90%	N/A

As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements, please see Note 3 in the Notes to Financial Statements.

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

7

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the funds share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2013 through September 30, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2013 through September 30, 2013.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/13	Ending Account Value 9/30/13	Expenses Paid During Period (p) 4/01/13-9/30/13
A	Actual	0.90%	$1,000.00	$1,088.80	$4.71
	Hypothetical (h)	0.90%	$1,000.00	$1,020.56	$4.56
B	Actual	1.64%	$1,000.00	$1,084.69	$8.57
	Hypothetical (h)	1.64%	$1,000.00	$1,016.85	$8.29
C	Actual	1.65%	$1,000.00	$1,084.58	$8.62
	Hypothetical (h)	1.65%	$1,000.00	$1,016.80	$8.34
I	Actual	0.66%	$1,000.00	$1,090.26	$3.46
	Hypothetical (h)	0.66%	$1,000.00	$1,021.76	$3.35
R1	Actual	1.65%	$1,000.00	$1,084.57	$8.62
	Hypothetical (h)	1.65%	$1,000.00	$1,016.80	$8.34
R2	Actual	1.16%	$1,000.00	$1,087.37	$6.07
	Hypothetical (h)	1.16%	$1,000.00	$1,019.25	$5.87
R3	Actual	0.90%	$1,000.00	$1,088.59	$4.71
	Hypothetical (h)	0.90%	$1,000.00	$1,020.56	$4.56
R4	Actual	0.65%	$1,000.00	$1,089.78	$3.41
	Hypothetical (h)	0.65%	$1,000.00	$1,021.81	$3.29
R5	Actual	0.53%	$1,000.00	$1,090.77	$2.78
	Hypothetical (h)	0.53%	$1,000.00	$1,022.41	$2.69

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and B shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense ratios include 0.01% of investment related expenses from short sales.

10

PORTFOLIO OF INVESTMENTS

9/30/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.8%
Issuer	Shares/Par	Value ($)
Aerospace - 3.0%
Honeywell International, Inc.	488,770	$40,587,461
Precision Castparts Corp.	161,810	36,769,704
United Technologies Corp.	356,190	38,404,406

		$115,761,571
Alcoholic Beverages - 0.5%
Diageo PLC	579,737	$18,442,237

Apparel Manufacturers - 2.0%
Guess?, Inc.	322,140	$9,615,879
Li & Fung Ltd.	7,572,000	11,012,540
NIKE, Inc., “B”	276,490	20,084,234
PVH Corp.	178,665	21,205,749
VF Corp.	76,580	15,243,249

		$77,161,651
Automotive - 1.4%
Delphi Automotive PLC	584,860	$34,167,521
General Motors Co. (a)	612,190	22,020,474

		$56,187,995
Biotechnology - 1.9%
Biogen Idec, Inc. (a)	113,933	$27,430,509
Celgene Corp. (a)	191,837	29,529,469
Gilead Sciences, Inc. (a)	279,340	17,553,726

		$74,513,704
Broadcasting - 3.0%
Time Warner, Inc.	345,030	$22,706,424
Twenty-First Century Fox, Inc.	1,695,080	56,785,180
Walt Disney Co.	546,540	35,246,365

		$114,737,969
Brokerage & Asset Managers - 1.3%
BlackRock, Inc.	83,802	$22,678,497
Franklin Resources, Inc.	528,886	26,735,187

		$49,413,684
Business Services - 1.7%
Accenture PLC, “A”	363,650	$26,779,186
Fidelity National Information Services, Inc.	430,760	20,004,494

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
FleetCor Technologies, Inc. (a)	175,710	$19,356,214

		$66,139,894
Cable TV - 1.8%
Comcast Corp., “Special A”	1,141,210	$49,494,278
Time Warner Cable, Inc.	173,860	19,402,776

		$68,897,054
Computer Software - 3.1%
Autodesk, Inc. (a)	193,590	$7,970,100
Citrix Systems, Inc. (a)	322,650	22,782,317
Oracle Corp.	940,640	31,201,029
Salesforce.com, Inc. (a)	484,352	25,142,712
Symantec Corp.	824,720	20,411,820
TIBCO Software, Inc. (a)	430,520	11,017,007

		$118,524,985
Computer Software - Systems - 5.8%
Apple, Inc. (s)	219,705	$104,744,359
CDW Corp. (a)	535,050	12,215,191
EMC Corp.	1,397,310	35,715,244
Hewlett-Packard Co.	3,003,750	63,018,675
NCR Corp. (a)	261,440	10,355,638

		$226,049,107
Construction - 1.1%
Stanley Black & Decker, Inc.	479,080	$43,390,276

Consumer Products - 1.9%
Estee Lauder Cos., Inc., “A”	316,680	$22,135,932
International Flavors & Fragrances, Inc.	247,240	20,347,852
Procter & Gamble Co.	385,750	29,158,843

		$71,642,627
Consumer Services - 0.7%
Priceline.com, Inc. (a)	25,625	$25,905,594

Containers - 0.4%
Crown Holdings, Inc. (a)	361,110	$15,267,731

Electrical Equipment - 2.5%
Danaher Corp. (s)	1,123,040	$77,849,133
W.W. Grainger, Inc.	70,573	18,469,660

		$96,318,793

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 2.6%
Altera Corp.	687,790	$25,558,276
JDS Uniphase Corp. (a)	997,660	14,675,579
KLA-Tencor Corp.	66,490	4,045,917
Mellanox Technologies Ltd. (a)(l)	227,250	8,626,410
Microchip Technology, Inc.	710,040	28,607,512
NXP Semiconductors N.V. (a)	466,800	17,369,628

		$98,883,322
Energy - Independent - 4.5%
Anadarko Petroleum Corp.	231,820	$21,556,942
Cabot Oil & Gas Corp.	799,670	29,843,684
EOG Resources, Inc.	78,862	13,349,759
EQT Corp.	225,380	19,995,714
Marathon Petroleum Corp.	138,220	8,890,310
Noble Energy, Inc.	357,843	23,979,059
Occidental Petroleum Corp.	253,180	23,682,457
Pioneer Natural Resources Co.	168,003	31,718,966

		$173,016,891
Energy - Integrated - 3.5%
Exxon Mobil Corp. (s)	1,562,920	$134,473,637

Engineering - Construction - 0.7%
Fluor Corp.	357,120	$25,341,235

Food & Beverages - 3.2%
Coca-Cola Co.	1,193,910	$45,225,311
General Mills, Inc.	455,710	21,837,623
Groupe Danone	284,578	21,420,918
Mondelez International, Inc.	1,169,040	36,731,237

		$125,215,089
Food & Drug Stores - 0.9%
CVS Caremark Corp.	622,520	$35,328,010

Gaming & Lodging - 0.3%
Wynn Resorts Ltd.	86,212	$13,622,358

General Merchandise - 1.9%
Kohl’s Corp.	469,110	$24,276,443
Target Corp.	758,940	48,556,981

		$72,833,424

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Health Maintenance Organizations - 1.0%
UnitedHealth Group, Inc.	526,770	$37,722,000

Insurance - 3.2%
ACE Ltd.	362,460	$33,911,758
American International Group, Inc.	727,670	35,386,592
MetLife, Inc.	1,200,170	56,347,982

		$125,646,332
Internet - 3.4%
eBay, Inc. (a)	676,170	$37,723,524
Facebook, Inc., “A “ (a)	169,500	8,515,680
Google, Inc., “A” (a)	86,606	75,859,061
Yelp, Inc. (a)(l)	156,270	10,341,949

		$132,440,214
Machinery & Tools - 2.5%
Eaton Corp. PLC	402,780	$27,727,375
Joy Global, Inc.	435,720	22,239,149
Roper Industries, Inc.	343,918	45,696,385

		$95,662,909
Major Banks - 6.1%
Goldman Sachs Group, Inc.	160,613	$25,410,583
JPMorgan Chase & Co.	1,509,770	78,040,011
Morgan Stanley	1,349,600	36,371,720
State Street Corp.	412,220	27,103,465
Wells Fargo & Co.	1,660,330	68,604,836

		$235,530,615
Medical & Health Technology & Services - 1.4%
Catamaran Corp. (a)	261,400	$12,011,330
Cerner Corp. (a)	193,490	10,167,900
Express Scripts Holding Co. (a)	499,020	30,829,456

		$53,008,686
Medical Equipment - 2.6%
Abbott Laboratories	509,170	$16,899,352
Covidien PLC	485,860	29,608,308
Stryker Corp.	345,560	23,356,400
Thermo Fisher Scientific, Inc.	338,700	31,211,205

		$101,075,265
Natural Gas - Distribution - 0.5%
Spectra Energy Corp.	528,080	$18,076,178

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Pipeline - 0.5%
Kinder Morgan, Inc.	588,378	$20,928,605

Network & Telecom - 0.2%
Qualcomm, Inc.	100,450	$6,766,312

Oil Services - 2.0%
Cameron International Corp. (a)	504,370	$29,440,077
Dresser-Rand Group, Inc. (a)	243,750	15,210,000
Halliburton Co.	392,250	18,886,838
Schlumberger Ltd.	136,650	12,074,394

		$75,611,309
Other Banks & Diversified Financials - 6.0%
American Express Co.	456,070	$34,442,406
Citigroup, Inc.	1,312,780	63,682,958
Discover Financial Services	535,230	27,050,524
Fifth Third Bancorp	846,910	15,278,256
SunTrust Banks, Inc.	559,230	18,130,237
Visa, Inc., “A”	381,252	72,857,257

		$231,441,638
Pharmaceuticals - 5.8%
Bristol-Myers Squibb Co.	564,830	$26,140,332
Johnson & Johnson	872,570	75,643,093
Perrigo Co.	130,476	16,098,129
Pfizer, Inc.	2,376,490	68,229,028
Valeant Pharmaceuticals International, Inc. (a)	217,820	22,725,161
Zoetis, Inc.	498,370	15,509,274

		$224,345,017
Railroad & Shipping - 1.0%
Union Pacific Corp.	244,034	$37,908,242

Restaurants - 1.2%
McDonald’s Corp.	234,375	$22,549,219
YUM! Brands, Inc.	328,080	23,421,631

		$45,970,850
Specialty Chemicals - 1.5%
Airgas, Inc.	128,750	$13,653,937
FMC Corp.	331,920	23,805,302
W.R. Grace & Co. (a)	224,480	19,619,552

		$57,078,791

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - 2.5%
Amazon.com, Inc. (a)	69,311	$21,669,391
AutoZone, Inc. (a)	51,926	21,950,678
Bed Bath & Beyond, Inc. (a)	297,780	23,036,261
Dick’s Sporting Goods, Inc.	404,800	21,608,224
Sally Beauty Holdings, Inc. (a)	376,130	9,839,561

		$98,104,115
Telecommunications - Wireless - 1.0%
American Tower Corp., REIT	346,150	$25,660,099
SBA Communications Corp. (a)	168,260	13,538,200

		$39,198,299
Telephone Services - 1.4%
AT&T, Inc.	358,920	$12,138,674
Verizon Communications, Inc.	884,240	41,258,638

		$53,397,312
Tobacco - 2.0%
Lorillard, Inc.	428,300	$19,179,274
Philip Morris International, Inc.	678,730	58,771,231

		$77,950,505
Trucking - 0.9%
Expeditors International of Washington, Inc.	826,520	$36,416,471

Utilities - Electric Power - 2.4%
AES Corp.	1,003,240	$13,333,060
American Electric Power Co., Inc.	428,250	18,564,637
Calpine Corp. (a)	987,590	19,188,874
CMS Energy Corp.	1,066,860	28,079,755
PPL Corp.	490,398	14,898,291

		$94,064,617
Total Common Stocks (Identified Cost, $3,130,175,429)		$3,815,413,120

	Strike Price	First Exercise
Warrants - 0.0%
Natural Gas - Pipeline - 0.0%
Kinder Morgan, Inc. (1 share for 1 warrant) (Identified Cost, $0) (a)	40	2/15/12	201,996	$1,003,920

16

Portfolio of Investments – continued

Collateral for Securities Loaned - 0.3%
Issuer	Shares/Par	Value ($)
Morgan Stanley Repurchase Agreement, 0.05%, dated 9/30/13, due 10/01/13, total to be received $11,857,481 (secured by U.S. Treasury and Federal Agency obligations valued at $12,094,681 in an individually traded account), at Cost and Value	$11,857,465	$11,857,465

Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	28,559,515	$28,559,515
Total Investments (Identified Cost, $3,170,592,409)		$3,856,834,020

Securities Sold Short - (0.1)%
Computer Software - Systems - (0.1)%
Lexmark International, Inc., “A”	(99,740)	$(3,291,420)

Network & Telecom - 0.0%
BlackBerry Ltd. (a)	(225,800)	$(1,795,110)
Total Securities Sold Short (Proceeds Received, $7,175,507)		$(5,086,530)

Other Assets, Less Liabilities - 0.2%		8,659,403
Net Assets - 100.0%		$3,860,406,893

(a)	Non-income producing security.
(l)	A portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At September 30, 2013, the fund had cash collateral of $5,715,312 and other liquid securities with an aggregate value of $2,378,437 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $3,142,032,894)	$3,828,274,505
Underlying affiliated funds, at cost and value	28,559,515
Total investments, at value, including $11,798,962 of securities on loan (identified cost, $3,170,592,409)	$3,856,834,020
Deposits with brokers	5,715,312
Receivables for
Investments sold	10,048,002
Fund shares sold	14,022,623
Interest and dividends	3,960,612
Other assets	51,720
Total assets	$3,890,632,289
Liabilities
Payables for
Securities sold short, at value (proceeds received, $7,175,507)	$5,086,530
Investments purchased	6,611,885
Fund shares reacquired	3,656,738
Collateral for securities loaned, at value	11,857,465
Payable to affiliates
Investment adviser	188,117
Shareholder servicing costs	2,463,028
Distribution and service fees	57,436
Payable for independent Trustees’ compensation	157,666
Accrued expenses and other liabilities	146,531
Total liabilities	$30,225,396
Net assets	$3,860,406,893
Net assets consist of
Paid-in capital	$3,080,478,759
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	688,341,885
Accumulated net realized gain (loss) on investments and foreign currency	57,338,189
Undistributed net investment income	34,248,060
Net assets	$3,860,406,893
Shares of beneficial interest outstanding	112,453,637

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,915,946,800	55,812,036	$34.33
Class B	31,773,315	996,221	31.89
Class C	107,172,833	3,370,494	31.80
Class I	559,066,948	15,961,001	35.03
Class R1	3,671,026	116,821	31.42
Class R2	33,970,143	1,014,515	33.48
Class R3	61,690,228	1,805,826	34.16
Class R4	27,087,644	788,467	34.35
Class R5	1,120,027,956	32,588,256	34.37

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $36.42 [100 / 94.25 x $34.33]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$59,815,661
Interest	376,946
Dividends from underlying affiliated funds	54,564
Foreign taxes withheld	(57,939)
Total investment income	$60,189,232
Expenses
Management fee	$14,229,538
Distribution and service fees	5,886,550
Shareholder servicing costs	4,452,628
Administrative services fee	425,090
Independent Trustees’ compensation	64,109
Custodian fee	178,297
Shareholder communications	109,044
Audit and tax fees	52,937
Legal fees	31,365
Dividend and interest expense on securities sold short	106,022
Miscellaneous	307,702
Total expenses	$25,843,282
Fees paid indirectly	(44)
Reduction of expenses by investment adviser and distributor	(64,351)
Net expenses	$25,778,887
Net investment income	$34,410,345
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$270,525,126
Written options	273,092
Securities sold short	(1,855,839)
Foreign currency	(47,652)
Net realized gain (loss) on investments and foreign currency	$268,894,727
Change in unrealized appreciation (depreciation)
Investments	$311,486,133
Securities sold short	3,220,020
Translation of assets and liabilities in foreign currencies	11,311
Net unrealized gain (loss) on investments and foreign currency translation	$314,717,464
Net realized and unrealized gain (loss) on investments and foreign currency	$583,612,191
Change in net assets from operations	$618,022,536

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2013	2012
Change in net assets
From operations
Net investment income	$34,410,345	$24,150,260
Net realized gain (loss) on investments and foreign currency	268,894,727	113,179,797
Net unrealized gain (loss) on investments and foreign currency translation	314,717,464	453,798,998
Change in net assets from operations	$618,022,536	$591,129,055
Distributions declared to shareholders
From net investment income	$(24,130,435)	$(18,435,299)
Change in net assets from fund share transactions	$467,187,438	$271,041,801
Total change in net assets	$1,061,079,539	$843,735,557
Net assets
At beginning of period	2,799,327,354	1,955,591,797
At end of period (including undistributed net investment income of $34,248,060 and $24,015,802, respectively)	$3,860,406,893	$2,799,327,354

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$28.74	$22.31	$22.43	$20.86	$22.05
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.25	$0.20	$0.17	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	5.51	6.38	(0.15)	1.60	(1.22)
Total from investment operations	$5.81	$6.63	$0.05	$1.77	$(1.04)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.20)	$(0.17)	$(0.20)	$(0.15)
Net asset value, end of period (x)	$34.33	$28.74	$22.31	$22.43	$20.86
Total return (%) (r)(s)(t)(x)	20.36	29.92	0.16	8.54	(4.54)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.90	0.90	0.92	1.04
Expenses after expense reductions (f)	0.87	0.90	0.90	0.92	1.04
Net investment income	0.95	0.97	0.82	0.77	1.04
Portfolio turnover	46	61	69	73	125
Net assets at end of period (000 omitted)	$1,915,947	$1,541,284	$1,204,531	$1,279,176	$1,203,507
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.87	0.88	0.89	0.92	1.04

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 9/30
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$26.70	$20.70	$20.83	$19.37		$20.44
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.05	$0.02	$0.00	(w)	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	5.13	5.95	(0.15)	1.50		(1.13)
Total from investment operations	$5.19	$6.00	$(0.13)	$1.50		$(1.07)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.04)		$—
Net asset value, end of period (x)	$31.89	$26.70	$20.70	$20.83		$19.37
Total return (%) (r)(s)(t)(x)	19.44	28.99	(0.62)	7.77		(5.23)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.65	1.65	1.67		1.75
Expenses after expense reductions (f)	1.62	1.65	1.65	1.67		1.75
Net investment income	0.22	0.22	0.07	0.02		0.36
Portfolio turnover	46	61	69	73		125
Net assets at end of period (000 omitted)	$31,773	$33,019	$34,609	$49,123		$66,795
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.62	1.63	1.64	1.67		1.75

See Notes to Financial Statements

23

Financial Highlights – continued

Class C	Years ended 9/30
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$26.64	$20.68	$20.80		$19.39		$20.46
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.05	$0.02		$0.00	(w)	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	5.12	5.93	(0.14)		1.49		(1.12)
Total from investment operations	$5.18	$5.98	$(0.12)		$1.49		$(1.07)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.02)	$(0.00	)(w)	$(0.08)		$—
Net asset value, end of period (x)	$31.80	$26.64	$20.68		$20.80		$19.39
Total return (%) (r)(s)(t)(x)	19.47	28.94	(0.56)		7.69		(5.23)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.65	1.65		1.67		1.75
Expenses after expense reductions (f)	1.63	1.65	1.65		1.67		1.75
Net investment income	0.20	0.22	0.07		0.02		0.33
Portfolio turnover	46	61	69		73		125
Net assets at end of period (000 omitted)	$107,173	$85,428	$72,558		$81,879		$85,919
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.62	1.63	1.64		1.67		1.75

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$29.31	$22.75	$22.86	$21.26	$22.50
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.33	$0.27	$0.23	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	5.63	6.50	(0.15)	1.62	(1.27)
Total from investment operations	$6.00	$6.83	$0.12	$1.85	$(1.02)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.27)	$(0.23)	$(0.25)	$(0.22)
Net asset value, end of period (x)	$35.03	$29.31	$22.75	$22.86	$21.26
Total return (%) (r)(s)(x)	20.67	30.27	0.42	8.78	(4.27)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.65	0.65	0.67	0.75
Expenses after expense reductions (f)	0.64	0.65	0.65	0.67	0.75
Net investment income	1.15	1.26	1.07	1.02	1.43
Portfolio turnover	46	61	69	73	125
Net assets at end of period (000 omitted)	$559,067	$237,389	$608,723	$554,786	$535,678
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.63	0.63	0.64	0.67	0.75

See Notes to Financial Statements

25

Financial Highlights – continued

Class R1	Years ended 9/30
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$26.32	$20.42	$20.54	$19.16		$20.21
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.05	$0.02	$(0.00	)(w)	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	5.06	5.87	(0.14)	1.47		(1.10)
Total from investment operations	$5.11	$5.92	$(0.12)	$1.47		$(1.05)
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.02)	$—	$(0.09)		$—
Net asset value, end of period (x)	$31.42	$26.32	$20.42	$20.54		$19.16
Total return (%) (r)(s)(x)	19.43	28.99	(0.58)	7.68		(5.20)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.65	1.65	1.67		1.75
Expenses after expense reductions (f)	1.63	1.65	1.65	1.67		1.75
Net investment income	0.19	0.22	0.07	0.02		0.34
Portfolio turnover	46	61	69	73		125
Net assets at end of period (000 omitted)	$3,671	$2,688	$2,434	$2,863		$2,945
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.62	1.63	1.64	1.67		1.75
See Notes to Financial Statements

26

Financial Highlights – continued

Class R2	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$28.07	$21.80	$21.95	$20.43	$21.59
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.18	$0.14	$0.11	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	5.37	6.25	(0.16)	1.58	(1.20)
Total from investment operations	$5.58	$6.43	$(0.02)	$1.69	$(1.06)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.16)	$(0.13)	$(0.17)	$(0.10)
Net asset value, end of period (x)	$33.48	$28.07	$21.80	$21.95	$20.43
Total return (%) (r)(s)(x)	20.01	29.66	(0.13)	8.32	(4.79)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.15	1.15	1.17	1.25
Expenses after expense reductions (f)	1.13	1.15	1.15	1.17	1.25
Net investment income	0.67	0.71	0.57	0.52	0.81
Portfolio turnover	46	61	69	73	125
Net assets at end of period (000 omitted)	$33,970	$17,583	$11,711	$9,733	$8,304
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.13	1.13	1.14	1.17	1.25

See Notes to Financial Statements

27

Financial Highlights – continued

Class R3	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$28.64	$22.24	$22.37	$20.82	$21.99
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.26	$0.21	$0.17	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	5.49	6.35	(0.15)	1.59	(1.21)
Total from investment operations	$5.78	$6.61	$0.06	$1.76	$(1.03)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.21)	$(0.19)	$(0.21)	$(0.14)
Net asset value, end of period (x)	$34.16	$28.64	$22.24	$22.37	$20.82
Total return (%) (r)(s)(x)	20.33	29.93	0.19	8.52	(4.50)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.90	0.90	0.93	1.00
Expenses after expense reductions (f)	0.88	0.90	0.90	0.92	1.00
Net investment income	0.92	0.96	0.84	0.77	1.04
Portfolio turnover	46	61	69	73	125
Net assets at end of period (000 omitted)	$61,690	$35,774	$8,582	$8,954	$5,195
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.88	0.89	0.89	0.92	1.00

See Notes to Financial Statements

28

Financial Highlights – continued

Class R4	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$28.75	$22.32	$22.45	$20.88	$22.09
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.32	$0.26	$0.22	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	5.51	6.38	(0.16)	1.60	(1.18)
Total from investment operations	$5.88	$6.70	$0.10	$1.82	$(1.00)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.27)	$(0.23)	$(0.25)	$(0.21)
Net asset value, end of period (x)	$34.35	$28.75	$22.32	$22.45	$20.88
Total return (%) (r)(s)(x)	20.65	30.27	0.34	8.80	(4.25)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.65	0.64	0.67	0.74
Expenses after expense reductions (f)	0.63	0.65	0.64	0.67	0.74
Net investment income	1.19	1.21	1.02	1.01	0.99
Portfolio turnover	46	61	69	73	125
Net assets at end of period (000 omitted)	$27,088	$20,829	$12,225	$739	$348
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.62	0.63	0.64	0.67	0.74

See Notes to Financial Statements

29

Financial Highlights – continued

Class R5 (y)	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$28.75	$22.30	$22.42	$20.86	$22.06
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.31	$0.24	$0.20	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	5.51	6.38	(0.15)	1.60	(1.23)
Total from investment operations	$5.91	$6.69	$0.09	$1.80	$(1.01)
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.24)	$(0.21)	$(0.24)	$(0.19)
Net asset value, end of period (x)	$34.37	$28.75	$22.30	$22.42	$20.86
Total return (%) (r)(s)(x)	20.74	30.25	0.31	8.69	(4.35)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.60	0.75	0.77	0.85
Expenses after expense reductions (f)	0.54	0.60	0.75	0.77	0.85
Net investment income	1.28	1.13	0.96	0.93	1.27
Portfolio turnover	46	61	69	73	125
Net assets at end of period (000 omitted)	$1,120,028	$825,334	$219	$197	$125
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.54	0.58	0.74	0.77	0.85

See Notes to Financial Statements

30

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated as Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements, please see Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements

31

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the

32

Notes to Financial Statements – continued

last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining

33

Notes to Financial Statements – continued

whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$3,816,417,040	$—	$—	$3,816,417,040
Short Term Securities	—	11,857,465	—	11,857,465
Mutual Funds	28,559,515	—	—	28,559,515
Total Investments	$3,844,976,555	$11,857,465	$—	$3,856,834,020
Short Sales	$(5,086,530)	$—	$—	$(5,086,530)

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

34

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. At September 30, 2013, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended September 30, 2013 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(186,815)	$273,092

There is no change in unrealized gain (loss) from derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will

35

Notes to Financial Statements – continued

be reported separately in the Statement of Assets and Liabilities as “Deposits with brokers”. Securities pledged as collateral or margin for the same purpose, if any, is noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

36

Notes to Financial Statements – continued

The following table represents the written option activity in the fund during the year ended September 30, 2013:

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	8,838	273,092
Options expired	(8,838)	(273,092)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended September 30, 2013, this expense amounted to $106,022. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business

37

Notes to Financial Statements – continued

of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in repurchase agreements with approved counterparties. Collateral for securities loaned is held at carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests.

38

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/13	9/30/12
Ordinary income (including any short-term capital gains)	$24,130,435	$18,435,299

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/13
Cost of investments	$3,171,010,898
Gross appreciation	715,698,843
Gross depreciation	(29,875,721)
Net unrealized appreciation (depreciation)	$685,823,122
Undistributed ordinary income	34,358,951
Undistributed long-term capital gain	57,975,888
Other temporary differences	1,770,173

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

39

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/13	Year ended 9/30/12
Class A	$12,248,800	$10,793,641
Class C	71,423	73,115
Class I	2,556,786	7,226,809
Class R1	1,148	1,976
Class R2	117,394	87,582
Class R3	332,823	80,256
Class R4	211,113	169,471
Class R5	8,590,948	2,449
Total	$24,130,435	$18,435,299

On May 30, 2012, Class W shares were redesignated Class R5. See Note 5 for additional information.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $202,351 for the year ended September 30, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,357,555
Class B	0.75%	0.25%	1.00%	1.00%	320,284
Class C	0.75%	0.25%	1.00%	1.00%	931,525
Class R1	0.75%	0.25%	1.00%	1.00%	30,822
Class R2	0.25%	0.25%	0.50%	0.50%	124,116
Class R3	—	0.25%	0.25%	0.25%	122,248
Total Distribution and Service Fees					$5,886,550

40

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through September 30, 2013, this rebate amounted to $52,745, $826, $1,408 and $732 for Class A, Class B, Class C and Class R3, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2013, were as follows:

Amount
Class A	$4,593
Class B	31,381
Class C	5,077

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2013, the fee was $782,657, which equated to 0.0236% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,677,716.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2013, these costs for the fund amounted to $992,255 and are reflected in the “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

41

Notes to Financial Statements – continued

services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2013 was equivalent to an annual effective rate of 0.0128% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $3,086 and the Retirement Deferral plan resulted in an expense of $14,334. Both amounts are included in independent Trustees’ compensation for the year ended September 30, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $108,248 at September 30, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $49,408 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds

42

Notes to Financial Statements – continued

can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $20,959 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $8,640, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $1,972,345,581 and $1,505,057,892, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/13		Year ended 9/30/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	11,059,118	$340,610,784	7,556,456	$202,867,617
Class B	131,317	3,825,706	140,589	3,428,343
Class C	612,221	18,209,812	172,364	4,284,738
Class I	10,097,746	329,168,412	10,001,045	278,834,685
Class R1	32,463	946,827	12,128	294,968
Class R2	591,809	18,293,482	248,424	6,443,769
Class R3	987,895	30,855,221	934,660	25,476,945
Class R4	368,857	11,270,965	301,986	7,701,093
Class R5	4,644,143	143,903,562	29,524,424	772,578,096
	28,525,569	$897,084,771	48,892,076	$1,301,910,254

Shares issued to shareholders in reinvestment of distributions
Class A	380,245	$10,969,844	401,574	$9,569,512
Class C	2,277	61,264	2,613	58,053
Class I	86,162	2,531,434	297,079	7,204,156
Class R1	43	1,148	90	1,976
Class R2	3,698	104,278	3,386	78,975
Class R3	11,574	332,296	3,362	79,818
Class R4	7,325	211,113	7,123	169,471
Class R5	298,193	8,590,948	102	2,420
	789,517	$22,802,325	715,329	$17,164,381

43

Notes to Financial Statements – continued

	Year ended 9/30/13		Year ended 9/30/12
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(9,251,680)	$(289,414,077)	(8,328,026)	$(218,561,415)
Class B	(371,748)	(10,733,003)	(575,616)	(14,052,701)
Class C	(450,477)	(12,862,465)	(477,497)	(11,654,619)
Class I	(2,321,627)	(75,460,100)	(28,960,622)	(771,340,034)
Class R1	(17,816)	(505,271)	(29,258)	(705,171)
Class R2	(207,484)	(6,334,322)	(162,415)	(4,191,771)
Class R3	(442,813)	(14,007,818)	(74,806)	(1,991,387)
Class R4	(312,069)	(10,004,632)	(132,387)	(3,590,636)
Class R5	(1,063,876)	(33,377,970)	(824,554)	(21,945,100)
	(14,439,590)	$(452,699,658)	(39,565,181)	$(1,048,032,834)

Net change
Class A	2,187,683	$62,166,551	(369,996)	$(6,124,286)
Class B	(240,431)	(6,907,297)	(435,027)	(10,624,358)
Class C	164,021	5,408,611	(302,520)	(7,311,828)
Class I	7,862,281	256,239,746	(18,662,498)	(485,301,193)
Class R1	14,690	442,704	(17,040)	(408,227)
Class R2	388,023	12,063,438	89,395	2,330,973
Class R3	556,656	17,179,699	863,216	23,565,376
Class R4	64,113	1,477,446	176,722	4,279,928
Class R5	3,878,460	119,116,540	28,699,972	750,635,416
	14,875,496	$467,187,438	10,042,224	$271,041,801

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 11%, 9%, 4% and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Redesignation of Class W to Class R5 – On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans

44

Notes to Financial Statements – continued

and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2013, the fund’s commitment fee and interest expense were $16,480 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	53,816,932	513,527,270	(538,784,687)	28,559,515

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$54,564	$28,559,515

45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the portfolios comprising MFS Series Trust V) (the “Fund”) as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2013

46

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

50

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Joseph MacDougall

51

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

52

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

53

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other

54

Board Review of Investment Advisory Agreement – continued

factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

55

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $2,068,121 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

56

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

57

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

58

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2013

MFS® TOTAL RETURN FUND

MTR-ANN

MFS® TOTAL RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The global economy is trending toward growth again. The eurozone has emerged from its 18-month-long recession. However, unemployment in the region persists at historically high levels. The U.K. economy is on the rebound. China’s gauges of economic activity are pointing toward expansion, and improving month by month. And the Japanese government’s and central bank’s aggressive program of monetary easing is showing signs of success.

The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program — telegraphed in the spring and delayed in September — has weighed on global markets. Emerging markets have borne much of the brunt, with currency values dropping and nervous investors seeking safety elsewhere. The greatest threat to global economic recovery appears to be the possibility of a protracted U.S. government shutdown or slowdown — or, worse, a debt default prompted by a failure to raise the country’s debt ceiling.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 2.125%, 2015	4.7%
U.S. Treasury Notes, 0.875%, 2016	3.3%
U.S. Treasury Bonds, 4.5%, 2039	2.6%
JPMorgan Chase & Co.	2.1%
Philip Morris International, Inc.	1.7%
Johnson & Johnson	1.7%
Pfizer, Inc.	1.6%
Exxon Mobil Corp.	1.5%
Wells Fargo & Co.	1.4%
Fannie Mae, 3.5%, 30 Years	1.3%

Composition including fixed income credit quality (a)(i)
AAA	1.0%
AA	1.1%
A	4.5%
BBB	5.9%
BB	0.3%
CCC (o)	0.0%
CC	0.1%
C	0.1%
U.S. Government	14.5%
Federal Agencies	12.2%
Not Rated (o)	0.0%
Non-Fixed Income	58.7%
Cash & Other	1.6%

Equity sectors
Financial Services	12.6%
Health Care	7.5%
Consumer Staples	6.2%
Industrial Goods & Services	5.9%
Energy	5.5%
Utilities & Communications	4.1%
Technology	4.0%
Leisure	3.6%
Retailing	3.0%
Basic Materials	2.5%
Autos & Housing	2.3%
Transportation	0.8%
Special Products & Services	0.7%

Fixed income sectors (i)
U.S. Treasury Securities	14.5%
Mortgage-Backed Securities	11.8%
High Grade Corporates	9.1%
Commercial Mortgage-Backed Securities	1.7%
Emerging Markets Bonds	1.2%
Non-U.S. Government Bonds	0.6%
U.S. Government Agencies	0.4%
Asset-Backed Securities	0.2%
High Yield Corporates	0.1%
Collateralized Debt Obligations	0.1%
Residential Mortgage-Backed Securities (o)	0.0%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 9/30/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2013, Class A shares of the MFS Total Return Fund (“fund”) provided a total return of 12.93%, at net asset value. This compares with returns of 19.34% and –1.68% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Barclays U.S. Aggregate Bond Index (“Barclays Index”), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 10.58%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the US Federal Reserve (through a third round of quantitative easing) and the European Central Bank (ECB) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved, there was continued monetary easing this time by the Bank of Japan and fears of fiscal austerity in the US waned. Later in the period, concerns that the Fed would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall. Toward the end of the period, equity and bond prices rallied after the Fed concluded it was not yet time to begin the wind-up of its asset purchase program.

Detractors from Performance

Within the equity portion of the fund, stock selection in the energy, retailing and health care sectors detracted from performance relative to the S&P 500 Index. Within the energy sector, an overweight position in oil and gas exploration and production company Apache Corp. held back relative results. Within retailing, an overweight position in general merchandise retailer Target detracted from results as the company underperformed the broad market. Within the health care sector, not holding biotech firm Gilead Sciences and biopharmaceutical company Celgene Corp hurt relative results

Management Review – continued

as both companies outperformed the S&P 500 Index. Shares of Gilead Sciences rose during the period on news of a successful test of the company’s pipeline Hepatitis C drug and higher revenues from demand for its newer HIV drugs, including Stribild, which was released in the third quarter of 2012.

Elsewhere, overweight positions in tobacco company Philip Morris International and payment services provider Western Union detracted from relative performance as both stocks underperformed the broad market. Not holding an equity position in diversified financial services firm Citigroup, aerospace company Boeing, global auto maker Ford and insurance and investment firm Berkshire Hathaway also hurt performance. Shares of Philip Morris International declined as the company announced weaker-than-expected earnings due to foreign exchange headwinds and cigarette volume declines. Additionally, management lowered guidance for the full year. Continued improvement in financial results at Citigroup helped buoy the stock during the period. Earlier in the period, the company unexpectedly announced a change in management with CEO Vikram Pandit resigning and its intention to eliminate eleven thousand positions in an effort to streamline the organization.

Within the fixed income portion of the fund, yield curve (y) positioning relative to the Barclays Index, particularly the fund’s greater exposure to shifts in the short and middle end (centered around maturities of 10 years or less) of the yield curve was an area of relative weakness as rates rose during the period. Bond selection in the asset-backed securities sector was also a detractor from relative results.

Contributors to Performance

Within the equity portion of the fund, an underweight position and strong stock selection in technology contributed to performance relative to the S&P 500 Index. The timing of the fund’s entry into a position in computer and personal electronics maker Apple supported relative returns. Shares of Apple declined after the company missed earnings expectations and the company cut guidance for future sales and earnings. The market appeared to interpret this as a result of increasing pressure on market share and margins from Android devices.

The combination of an overweight position and strong stock selection in the financial services sector also had a positive impact on returns, led by the fund’s overweight positions in investment banking firm Goldman Sachs, investment manager BlackRock, global financial services firm JPMorgan Chase, custody bank State Street and insurance company Prudential Financial. Shares of Goldman Sachs rose on better-than-expected earnings results, a dividend increase and the company’s share repurchase plan buying back 2% of outstanding shares.

Strong stock selection in the basic materials sector benefited relative results, led by an overweight position in chemical company PPG Industries.

Elsewhere, an overweight position in defense contractor Lockheed Martin and life sciences supply company Thermo Fisher Scientific benefited relative results. The timing of the benchmark’s inclusion of vehicle part manufacturer Delphi Automotive also supported relative returns as the company produced a solid margin beat in the second quarter that was attributed to lower operating expenses and strong growth in the Asian and South American markets. Additionally, the company repurchased $122 million worth of shares.

Management Review – continued

Within the fixed income portion of the fund, return from yield, which was greater than that of the Barclays Index, aided relative returns. The fund’s greater exposure to bonds in the financial sector also strengthened relative results.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Jonathan Sage	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

Note to Shareholders: Effective April 30, 2013, Jonathan Sage is also a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/06/70	12.93%	7.64%	6.36%	N/A
B	8/23/93	12.05%	6.88%	5.64%	N/A
C	8/01/94	12.08%	6.89%	5.64%	N/A
I	1/02/97	13.21%	7.96%	6.71%	N/A
R1	4/01/05	12.02%	6.88%	N/A	4.60%
R2	10/31/03	12.61%	7.42%	N/A	5.94%
R3	4/01/05	12.92%	7.69%	N/A	5.38%
R4	4/01/05	13.20%	7.95%	N/A	5.66%
R5	6/01/12	13.30%	N/A	N/A	15.66%
529A	7/31/02	12.84%	7.55%	6.20%	N/A
529B	7/31/02	11.99%	6.81%	5.48%	N/A
529C	7/31/02	12.04%	6.80%	5.47%	N/A
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		19.34%	10.02%	7.57%	N/A
Barclays U.S. Aggregate Bond Index (f)		(1.68)%	5.41%	4.59%	N/A
MFS Total Return Blended Index (f)(w)		10.58%	8.59%	6.66%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		6.44%	6.38%	5.73%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		8.05%	6.57%	5.64%	N/A
C With CDSC (1% for 12 months) (v)		11.08%	6.89%	5.64%	N/A
529A With Initial Sales Charge (5.75%)		6.35%	6.28%	5.57%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		7.99%	6.50%	5.48%	N/A
529C With CDSC (1% for 12 months) (v)		11.04%	6.80%	5.47%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Performance Summary – continued

(v)	Assuming redemption at the end of the applicable period.
(w)	MFS Total Return Blended Index is at a point in time and allocations during the period can change. As of September 30, 2013, the blended index was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Barclays U.S. Aggregate Bond Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2013 through September 30, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2013 through September 30, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/13	Ending Account Value 9/30/13	Expenses Paid During Period (p) 4/01/13-9/30/13
A	Actual	0.74%	$1,000.00	$1,044.07	$3.79
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
B	Actual	1.50%	$1,000.00	$1,039.95	$7.67
	Hypothetical (h)	1.50%	$1,000.00	$1,017.55	$7.59
C	Actual	1.50%	$1,000.00	$1,040.49	$7.67
	Hypothetical (h)	1.50%	$1,000.00	$1,017.55	$7.59
I	Actual	0.50%	$1,000.00	$1,045.36	$2.56
	Hypothetical (h)	0.50%	$1,000.00	$1,022.56	$2.54
R1	Actual	1.50%	$1,000.00	$1,040.12	$7.67
	Hypothetical (h)	1.50%	$1,000.00	$1,017.55	$7.59
R2	Actual	1.00%	$1,000.00	$1,042.61	$5.12
	Hypothetical (h)	1.00%	$1,000.00	$1,020.05	$5.06
R3	Actual	0.74%	$1,000.00	$1,044.02	$3.79
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
R4	Actual	0.50%	$1,000.00	$1,044.68	$2.56
	Hypothetical (h)	0.50%	$1,000.00	$1,022.56	$2.54
R5	Actual	0.41%	$1,000.00	$1,045.78	$2.10
	Hypothetical (h)	0.41%	$1,000.00	$1,023.01	$2.08
529A	Actual	0.79%	$1,000.00	$1,043.31	$4.05
	Hypothetical (h)	0.79%	$1,000.00	$1,021.11	$4.00
529B	Actual	1.55%	$1,000.00	$1,039.68	$7.93
	Hypothetical (h)	1.55%	$1,000.00	$1,017.30	$7.84
529C	Actual	1.54%	$1,000.00	$1,039.63	$7.87
	Hypothetical (h)	1.54%	$1,000.00	$1,017.35	$7.79

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class 529A shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

9/30/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 58.4%
Issuer	Shares/Par	Value ($)
Aerospace - 3.4%
General Dynamics Corp.	81,804	$7,159,486
Honeywell International, Inc.	538,306	44,700,930
Lockheed Martin Corp.	614,910	78,431,771
Northrop Grumman Corp.	205,615	19,586,885
Precision Castparts Corp.	25,677	5,834,841
United Technologies Corp.	521,446	56,222,308

		$211,936,221
Airlines - 0.1%
Copa Holdings S.A., “A”	43,999	$6,101,341

Alcoholic Beverages - 0.6%
Diageo PLC	981,200	$31,213,331
Diageo PLC, ADR	28,980	3,682,778

		$34,896,109
Apparel Manufacturers - 0.1%
Hanesbrands, Inc.	100,980	$6,292,064

Automotive - 1.8%
Delphi Automotive PLC	803,370	$46,932,875
General Motors Co. (a)	591,270	21,267,982
Johnson Controls, Inc.	633,193	26,277,510
Magna International, Inc.	221,120	18,236,148

		$112,714,515
Broadcasting - 1.4%
Omnicom Group, Inc.	326,212	$20,694,889
Time Warner, Inc.	164,998	10,858,518
Twenty-First Century Fox, Inc.	192,741	6,456,824
Viacom, Inc., “B”	179,011	14,961,739
Walt Disney Co.	581,900	37,526,731

		$90,498,701
Brokerage & Asset Managers - 0.8%
BlackRock, Inc.	84,746	$22,933,963
Franklin Resources, Inc.	422,739	21,369,456
NASDAQ OMX Group, Inc.	137,258	4,404,609

		$48,708,028

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - 0.7%
Accenture PLC, “A”	455,962	$33,577,042
Dun & Bradstreet Corp.	11,730	1,218,161
Fidelity National Information Services, Inc.	70,517	3,274,809
Fiserv, Inc. (a)	63,170	6,383,329

		$44,453,341
Cable TV - 1.3%
Comcast Corp., “Special A”	1,162,160	$50,402,879
Time Warner Cable, Inc.	274,610	30,646,476

		$81,049,355
Chemicals - 1.7%
3M Co.	393,121	$46,942,579
Celanese Corp.	147,397	7,781,088
LyondellBasell Industries N.V., “A”	94,870	6,947,330
PPG Industries, Inc.	249,720	41,718,223

		$103,389,220
Computer Software - 1.1%
CA, Inc.	217,020	$6,438,983
Microsoft Corp.	477,290	15,898,530
Oracle Corp.	887,447	29,436,617
Symantec Corp.	723,130	17,897,468

		$69,671,598
Computer Software - Systems - 1.5%
Apple, Inc.	16,079	$7,665,663
Canon, Inc.	327,400	10,462,539
Hewlett-Packard Co.	1,672,910	35,097,652
International Business Machines Corp.	185,219	34,298,854
Western Digital Corp.	122,510	7,767,134

		$95,291,842
Construction - 0.3%
Stanley Black & Decker, Inc.	198,408	$17,969,813

Consumer Products - 0.6%
Procter & Gamble Co.	448,018	$33,865,681
Reckitt Benckiser Group PLC	94,243	6,896,164

		$40,761,845
Containers - 0.1%
Crown Holdings, Inc. (a)	56,210	$2,376,559
Packaging Corp. of America	86,650	4,946,849

		$7,323,408

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 1.5%
Danaher Corp.	721,396	$50,007,171
Pentair Ltd.	174,077	11,304,560
Siemens AG	82,842	9,981,204
Tyco International Ltd.	648,593	22,687,783

		$93,980,718
Electronics - 0.9%
Hoya Corp.	216,600	$5,131,022
Intel Corp.	588,918	13,498,001
Microchip Technology, Inc.	682,570	27,500,745
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	456,420	7,740,883

		$53,870,651
Energy - Independent - 2.4%
Anadarko Petroleum Corp.	191,081	$17,768,622
Apache Corp.	245,878	20,934,053
Canadian Natural Resources Ltd.	180,628	5,678,944
EOG Resources, Inc.	33,138	5,609,601
EQT Corp.	112,421	9,973,991
HollyFrontier Corp.	250,240	10,537,606
Marathon Petroleum Corp.	120,270	7,735,766
Noble Energy, Inc.	307,908	20,632,915
Occidental Petroleum Corp.	367,832	34,407,005
Valero Energy Corp.	528,630	18,052,714

		$151,331,217
Energy - Integrated - 2.8%
Chevron Corp.	520,678	$63,262,377
Exxon Mobil Corp.	1,098,388	94,505,304
Royal Dutch Shell PLC, “A”	536,129	17,705,960

		$175,473,641
Engineering - Construction - 0.1%
Fluor Corp.	82,394	$5,846,678

Entertainment - 0.0%
Regal Entertainment Group, “A” (l)	128,560	$2,440,069

Food & Beverages - 2.3%
Coca-Cola Co.	208,228	$7,887,677
Coca-Cola Enterprises, Inc.	112,727	4,532,753
Dr Pepper Snapple Group, Inc.	123,441	5,532,626
General Mills, Inc.	756,030	36,228,958
Groupe Danone	258,124	19,429,658

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
Ingredion, Inc.	76,190	$5,041,492
J.M. Smucker Co.	8,600	903,344
Kellogg Co.	62,934	3,696,114
Kraft Foods Group, Inc.	41,548	2,178,777
Mondelez International, Inc.	226,475	7,115,845
Nestle S.A.	530,665	37,114,570
Nestle S.A., ADR	62,100	4,322,160
Tyson Foods, Inc., “A”	237,550	6,717,914

		$140,701,888
Food & Drug Stores - 1.5%
CVS Caremark Corp.	941,499	$53,430,068
Kroger Co.	696,230	28,085,918
Safeway, Inc.	195,720	6,261,083
Walgreen Co.	104,957	5,646,687

		$93,423,756
Gaming & Lodging - 0.1%
Wynn Resorts Ltd.	48,257	$7,625,088

General Merchandise - 1.1%
Kohl’s Corp.	252,475	$13,065,581
Macy’s, Inc.	372,760	16,129,325
Target Corp.	577,620	36,956,128

		$66,151,034
Insurance - 4.3%
ACE Ltd.	375,159	$35,099,876
American International Group, Inc.	336,150	16,346,975
Aon PLC	290,939	21,657,499
Chubb Corp.	90,530	8,080,708
Delta Lloyd N.V.	587,090	12,493,469
Everest Re Group Ltd.	63,734	9,267,561
MetLife, Inc.	1,297,140	60,900,723
Prudential Financial, Inc.	506,340	39,484,393
Swiss Re Ltd.	68,730	5,684,750
Travelers Cos., Inc.	399,940	33,902,914
Validus Holdings Ltd.	432,510	15,994,220
Zurich Insurance Group AG	45,645	11,755,095

		$270,668,183
Internet - 0.5%
Google, Inc., “A” (a)	16,883	$14,787,989
Yahoo!, Inc. (a)	513,950	17,042,582

		$31,830,571

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Leisure & Toys - 0.3%
Activision Blizzard, Inc.	312,480	$5,209,042
Hasbro, Inc.	253,963	11,971,816

		$17,180,858
Machinery & Tools - 0.9%
Cummins, Inc.	150,020	$19,933,157
Eaton Corp. PLC	308,056	21,206,575
Illinois Tool Works, Inc.	160,867	12,269,326

		$53,409,058
Major Banks - 6.4%
Bank of America Corp.	1,115,556	$15,394,673
Bank of New York Mellon Corp.	1,339,432	40,437,452
BOC Hong Kong Holdings Ltd.	1,344,500	4,321,970
Goldman Sachs Group, Inc.	276,253	43,705,987
HSBC Holdings PLC	518,730	5,621,434
JPMorgan Chase & Co.	2,529,931	130,772,133
Mizuho Financial Group, Inc.	4,929,200	10,729,229
Morgan Stanley	359,122	9,678,338
PNC Financial Services Group, Inc.	201,644	14,609,108
State Street Corp.	401,863	26,422,492
Sumitomo Mitsui Financial Group, Inc.	171,800	8,340,541
Wells Fargo & Co.	2,166,550	89,521,846

		$399,555,203
Medical & Health Technology & Services - 0.5%
AmerisourceBergen Corp.	108,114	$6,605,765
Express Scripts Holding Co. (a)	293,944	18,159,860
Quest Diagnostics, Inc.	83,707	5,172,256

		$29,937,881
Medical Equipment - 2.1%
Abbott Laboratories	937,843	$31,127,009
Covidien PLC	356,738	21,739,614
Medtronic, Inc.	255,325	13,596,056
St. Jude Medical, Inc.	474,122	25,431,904
Thermo Fisher Scientific, Inc.	403,965	37,225,375

		$129,119,958
Metals & Mining - 0.3%
Iluka Resources Ltd.	212,368	$2,270,433
Rio Tinto PLC	173,310	8,481,678
Vale S.A., ADR (l)	537,840	8,395,682

		$19,147,793

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Distribution - 0.2%
GDF Suez	581,019	$14,596,606

Natural Gas - Pipeline - 0.2%
Williams Cos., Inc.	332,675	$12,096,063

Oil Services - 0.3%
Noble Corp.	211,571	$7,991,037
Schlumberger Ltd.	71,800	6,344,248
Transocean, Inc.	113,580	5,054,310

		$19,389,595
Other Banks & Diversified Financials - 0.7%
American Express Co.	91,077	$6,878,135
Fifth Third Bancorp	197,950	3,571,018
SunTrust Banks, Inc.	159,534	5,172,092
Visa, Inc., “A”	88,296	16,873,366
Western Union Co.	225,083	4,200,049
Zions Bancorporation	231,988	6,361,111

		$43,055,771
Pharmaceuticals - 4.9%
AbbVie, Inc.	217,430	$9,725,644
Bayer AG	65,620	7,737,543
Bristol-Myers Squibb Co.	533,130	24,673,256
Eli Lilly & Co.	346,610	17,444,881
Johnson & Johnson	1,230,040	106,632,168
Merck & Co., Inc.	529,960	25,231,396
Pfizer, Inc.	3,492,925	100,281,877
Roche Holding AG	26,697	7,200,087
Teva Pharmaceutical Industries Ltd., ADR	64,000	2,417,920
Valeant Pharmaceuticals International, Inc. (a)	58,490	6,102,262
Zoetis, Inc.	28,650	891,588

		$308,338,622
Printing & Publishing - 0.2%
McGraw-Hill Cos., Inc.	90,287	$5,921,924
Moody’s Corp.	104,281	7,334,083

		$13,256,007
Railroad & Shipping - 0.2%
Canadian National Railway Co.	73,424	$7,442,991
Union Pacific Corp.	36,558	5,678,920

		$13,121,911

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 0.4%
American Capital Agency Corp., REIT	111,520	$2,517,006
Annaly Mortgage Management, Inc., REIT	702,570	8,135,761
Corio N.V., REIT	88,893	3,829,645
Digital Realty Trust, Inc., REIT	94,120	4,997,772
EPR Properties, REIT	98,600	4,805,764

		$24,285,948
Restaurants - 0.2%
McDonald’s Corp.	148,751	$14,311,334

Specialty Chemicals - 0.5%
Air Products & Chemicals, Inc.	196,908	$20,984,486
FMC Corp.	94,620	6,786,146
Valspar Corp.	17,200	1,090,996

		$28,861,628
Specialty Stores - 0.3%
Advance Auto Parts, Inc.	76,713	$6,342,631
Best Buy Co., Inc.	222,010	8,325,375
Staples, Inc.	468,176	6,858,778

		$21,526,784
Telecommunications - Wireless - 0.2%
Vodafone Group PLC	4,298,829	$15,032,248

Telephone Services - 1.9%
AT&T, Inc.	1,008,314	$34,101,179
Bezeq - The Israel Telecommunication Corp. Ltd.	1,690,460	3,108,407
CenturyLink, Inc.	423,073	13,276,031
Frontier Communications Corp. (l)	3,975,590	16,578,210
TDC A.S.	1,094,060	9,257,568
Telecom Italia S.p.A.	6,129,084	4,070,411
Telefonica Brasil S.A., ADR (l)	283,860	6,369,818
Verizon Communications, Inc.	509,160	23,757,406
Windstream Holdings, Inc.	1,013,680	8,109,440

		$118,628,470
Tobacco - 2.8%
Altria Group, Inc.	643,890	$22,117,622
Lorillard, Inc.	972,240	43,536,907
Philip Morris International, Inc.	1,247,236	107,998,165

		$173,652,694

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Trucking - 0.5%
United Parcel Service, Inc., “B”	313,395	$28,634,901

Utilities - Electric Power - 1.4%
American Electric Power Co., Inc.	318,970	$13,827,350
Companhia Energetica de Minas Gerais, IPS	707,500	6,141,903
Duke Energy Corp.	127,750	8,531,145
E.ON AG	438,526	7,801,368
Fortum Oyj	289,837	6,532,486
NRG Energy, Inc.	205,288	5,610,521
NRG Yield, Inc. (a)	8,640	261,706
PG&E Corp.	267,430	10,943,236
PPL Corp.	608,199	18,477,086
Public Service Enterprise Group, Inc.	264,641	8,714,628

		$86,841,429
Total Common Stocks (Identified Cost, $2,809,990,300)		$3,648,381,657

Bonds - 39.4%
Agency - Other - 0.1%
Financing Corp., 9.65%, 2018	$2,850,000	$3,930,116

Asset-Backed & Securitized - 2.0%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.779%, 2040 (z)	$6,442,967	$3,097,369
BlackRock Capital Finance LP, 7.75%, 2026 (n)	679,191	77,468
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	924,262	947,646
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	7,105,112	7,854,318
Credit Suisse Mortgage Capital Certificate, FRN, 5.695%, 2040	9,759,829	10,899,875
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	3,179,871	3,078,395
Goldman Sachs Mortgage Securities Corp., FRN, 5.993%, 2045	21,689,879	24,058,522
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	828,000	870,183
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 6.124%, 2051	12,669,291	12,934,814
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 6.002%, 2049	8,257,080	9,287,142
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.948%, 2037	1,200,000	1,258,705
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.449%, 2041	1,595,684	1,613,786
Merrill Lynch Mortgage Trust, “A3”, FRN, 6.045%, 2050	1,948,101	1,995,870

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 2050	$11,723,839	$13,091,179
Morgan Stanley Capital I, Inc., FRN, 1.113%, 2030 (i)(n)	15,071,848	458,395
Race Point CLO Ltd., “A1A”, FRN, 0.465%, 2021 (n)	5,000,000	4,930,305
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	7,682,110	5,281,950
Spirit Master Funding LLC, 5.05%, 2023 (z)	6,005,857	6,065,916
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.123%, 2051	9,392,500	10,379,549
Wachovia Bank Commercial Mortgage Trust, FRN, 5.936%, 2049	6,757,014	7,520,529

		$125,701,916
Automotive - 0.2%
Toyota Motor Credit Corp., 3.2%, 2015	$3,480,000	$3,639,683
Toyota Motor Credit Corp., 3.4%, 2021	4,890,000	4,928,245
Volkswagen International Finance N.V., 2.375%, 2017 (n)	4,856,000	4,977,371

		$13,545,299
Broadcasting - 0.2%
Discovery Communications, Inc., 4.875%, 2043	$3,740,000	$3,450,913
News America, Inc., 8.5%, 2025	5,903,000	7,434,126

		$10,885,039
Cable TV - 0.3%
Comcast Corp., 2.85%, 2023	$6,030,000	$5,718,104
DIRECTV Holdings LLC, 4.6%, 2021	3,220,000	3,230,375
Time Warner Entertainment Co. LP, 8.375%, 2033	7,170,000	7,816,540

		$16,765,019
Computer Software - Systems - 0.0%
Apple, Inc., 3.85%, 2043	$2,060,000	$1,726,183

Conglomerates - 0.1%
ABB Finance (USA), Inc., 2.875%, 2022	$1,772,000	$1,711,187
General Electric Co., 2.7%, 2022	5,120,000	4,829,450
United Technologies Corp., 3.1%, 2022	2,450,000	2,410,151

		$8,950,788
Consumer Products - 0.1%
Reckitt Benckiser Treasury Services PLC, 3.625%, 2023 (n)	$6,003,000	$6,046,894

Consumer Services - 0.0%
eBay, Inc., 1.35%, 2017	$1,644,000	$1,632,576

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Defense Electronics - 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$3,942,000	$4,211,337

Emerging Market Quasi-Sovereign - 0.5%
CNOOC Finance (2012) Ltd., 3.875%, 2022 (n)	$5,880,000	$5,732,077
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	1,789,000	1,776,064
Gaz Capital S.A., 3.85%, 2020 (n)	1,632,000	1,554,480
Petrobras Global Finance Co., FRN, 2.383%, 2019	3,702,000	3,631,662
Petrobras International Finance Co., 5.375%, 2021	2,152,000	2,161,867
Petrobras International Finance Co., 6.75%, 2041	1,511,000	1,461,166
Petroleos Mexicanos, 8%, 2019	4,145,000	5,005,088
Qtel International Finance Ltd., 6.5%, 2014 (n)	1,395,000	1,447,313
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	3,277,780	3,474,447
State Grid International Development Co. Ltd., 1.75%, 2018 (n)	2,710,000	2,642,491

		$28,886,655
Emerging Market Sovereign - 0.3%
Republic of Peru, 7.35%, 2025	$551,000	$703,903
Russian Federation, 3.625%, 2015 (z)	12,000,000	12,468,000
United Mexican States, 4.75%, 2044	7,817,000	7,074,385

		$20,246,288
Energy - Independent - 0.1%
Apache Corp., 3.25%, 2022	$2,382,000	$2,331,961
Apache Corp., 4.75%, 2043	1,827,000	1,729,405
EOG Resources, Inc., 2.625%, 2023	1,718,000	1,582,563
Hess Corp., 8.125%, 2019	1,740,000	2,165,265

		$7,809,194
Energy - Integrated - 0.6%
BP Capital Markets PLC, 4.5%, 2020	$1,661,000	$1,794,581
BP Capital Markets PLC, 4.742%, 2021	4,892,000	5,304,400
Husky Energy, Inc., 5.9%, 2014	4,370,000	4,527,814
Husky Energy, Inc., 7.25%, 2019	4,453,000	5,451,331
Petro-Canada, 6.05%, 2018	9,475,000	11,045,330
Total Capital International S.A., 1.55%, 2017	7,071,000	7,106,956

		$35,230,412
Financial Institutions - 0.1%
General Electric Capital Corp., 3.1%, 2023	$3,339,000	$3,123,571

Food & Beverages - 0.3%
Anheuser-Busch InBev S.A., 8%, 2039	$5,850,000	$8,480,435
Conagra Foods, Inc., 3.2%, 2023	2,934,000	2,744,810
Diageo Capital PLC, 2.625%, 2023	6,190,000	5,701,442

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Kraft Foods Group, Inc., 3.5%, 2022	$2,361,000	$2,331,804

		$19,258,491
Insurance - 0.2%
American International Group, Inc., 4.875%, 2022	$10,460,000	$11,221,080
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	1,320,000	1,362,284

		$12,583,364
Insurance - Health - 0.1%
WellPoint, Inc., 3.3%, 2023	$3,410,000	$3,214,300

Insurance - Property & Casualty - 0.4%
ACE Ltd., 2.7%, 2023	$5,960,000	$5,594,324
Allstate Corp., 5.75%, 2053	1,774,000	1,729,650
Chubb Corp., 6.375% to 2017, FRN to 2067	8,200,000	8,794,500
Marsh & McLennan Cos., Inc., 4.8%, 2021	5,360,000	5,793,083
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	2,925,000	3,063,937

		$24,975,494
International Market Quasi-Sovereign - 0.3%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$394,000	$405,946
KFW International Finance, Inc., 4.875%, 2019	7,250,000	8,395,500
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	4,053,000	4,126,359
Temasek Financial I Ltd., 2.375%, 2023 (n)	10,140,000	9,280,513

		$22,208,318
International Market Sovereign - 0.1%
Republic of Iceland, 4.875%, 2016 (n)	$5,610,000	$5,868,060

Internet - 0.1%
Baidu, Inc., 3.5%, 2022	$6,460,000	$5,907,767

Local Authorities - 0.1%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 2040	$5,815,000	$7,589,447

Machinery & Tools - 0.1%
Atlas Copco AB, 5.6%, 2017 (n)	$5,970,000	$6,707,259

Major Banks - 1.7%
ABN AMRO Bank N.V., FRN, 2.035%, 2014 (n)	$5,900,000	$5,928,822
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	2,600,000	2,651,854
Bank of America Corp., 7.375%, 2014	2,825,000	2,940,353
Bank of America Corp., 5.49%, 2019	4,135,000	4,512,211

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Bank of America Corp., 7.625%, 2019	$3,980,000	$4,880,527
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	3,200,000	3,212,000
Commonwealth Bank of Australia, 5%, 2019 (n)	3,930,000	4,418,558
Credit Suisse Group AG, 6.5%, 2023 (n)	6,960,000	7,047,000
Credit Suisse New York, 5.5%, 2014	5,410,000	5,569,784
Goldman Sachs Group, Inc., 5.625%, 2017	6,364,000	7,010,232
HSBC Holdings PLC, 5.1%, 2021	3,688,000	4,062,454
ING Bank N.V., 3.75%, 2017 (n)	4,761,000	5,000,478
ING Bank N.V., 5.8%, 2023 (n)	6,238,000	6,324,082
JPMorgan Chase & Co., 6.3%, 2019	6,750,000	7,908,455
JPMorgan Chase & Co., 3.25%, 2022	1,884,000	1,777,352
Morgan Stanley, 6.625%, 2018	11,740,000	13,629,635
PNC Funding Corp., 5.625%, 2017	6,510,000	7,257,075
Royal Bank of Scotland PLC, 2.55%, 2015	1,405,000	1,435,151
Wachovia Corp., 5.25%, 2014	4,613,000	4,789,885
Wells Fargo & Co., 2.1%, 2017	6,600,000	6,738,224

		$107,094,132
Medical & Health Technology & Services - 0.3%
Baxter International, Inc., 3.2%, 2023	$3,460,000	$3,375,894
CareFusion Corp., 6.375%, 2019	6,240,000	7,146,291
Express Scripts Holding Co., 2.65%, 2017	7,200,000	7,422,912

		$17,945,097
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 2023 (n)	$5,930,000	$5,467,187
Rio Tinto Finance (USA) PLC, 3.5%, 2022	5,540,000	5,355,285
Vale Overseas Ltd., 4.625%, 2020	1,631,000	1,650,079
Vale Overseas Ltd., 6.875%, 2039	1,269,000	1,284,801

		$13,757,352
Mortgage-Backed - 11.8%
Fannie Mae, 3.5%, 2043	$12,683,271	$12,920,987
Fannie Mae, 4.629%, 2014	2,881,271	2,899,183
Fannie Mae, 4.823%, 2014	3,672,790	3,720,695
Fannie Mae, 4.855%, 2014	35,509	35,570
Fannie Mae, 4.78%, 2015	2,173,069	2,283,572
Fannie Mae, 4.832%, 2015	160,220	163,415
Fannie Mae, 4.856%, 2015	606,849	637,134
Fannie Mae, 4.908%, 2015	2,078,382	2,166,393
Fannie Mae, 5.19%, 2015	1,263,220	1,352,481
Fannie Mae, 5.09%, 2016	1,980,928	2,149,872
Fannie Mae, 5.662%, 2016	1,155,067	1,253,667
Fannie Mae, 5.725%, 2016	1,997,201	2,209,334

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 5.05%, 2017	$2,374,431	$2,583,916
Fannie Mae, 5.5%, 2017 - 2040	56,938,428	62,021,690
Fannie Mae, 6%, 2017 - 2037	32,781,532	35,697,221
Fannie Mae, 2.578%, 2018	4,000,000	4,127,572
Fannie Mae, 3.8%, 2018	779,229	833,873
Fannie Mae, 3.849%, 2018	1,417,151	1,534,731
Fannie Mae, 3.91%, 2018	1,158,846	1,254,756
Fannie Mae, 4.5%, 2018 - 2041	21,565,666	23,077,637
Fannie Mae, 5%, 2018 - 2041	36,800,784	39,861,548
Fannie Mae, 4.6%, 2019	760,699	842,479
Fannie Mae, 4.88%, 2020	493,826	541,402
Fannie Mae, 3%, 2027	4,858,696	5,035,438
Fannie Mae, 2.5%, 2028	4,417,170	4,451,480
Fannie Mae, 7.5%, 2030 - 2032	467,812	538,031
Fannie Mae, 6.5%, 2031 - 2037	11,990,402	13,433,054
Fannie Mae, 3.5%, 2041 - 2043	12,550,622	12,790,810
Fannie Mae, 4%, 2041	2,052,321	2,154,006
Fannie Mae, 3.5%, 2043	54,908,730	55,938,728
Fannie Mae, TBA, 3%, 2028	30,743,000	31,742,148
Fannie Mae, TBA, 4%, 2043	46,768,000	48,918,955
Fannie Mae, TBA, 4.5%, 2043	13,920,000	14,824,801
Freddie Mac, 6%, 2016 - 2037	18,369,137	20,140,737
Freddie Mac, 3.882%, 2017	2,574,445	2,789,831
Freddie Mac, 5%, 2017 - 2039	22,690,987	24,469,310
Freddie Mac, 2.412%, 2018	1,963,000	2,003,722
Freddie Mac, 3.154%, 2018	712,000	751,541
Freddie Mac, 1.869%, 2019	2,123,000	2,065,484
Freddie Mac, 4.5%, 2019 - 2039	14,162,120	15,025,592
Freddie Mac, 5.085%, 2019	6,789,000	7,742,909
Freddie Mac, 5.5%, 2019 - 2035	15,765,996	17,107,668
Freddie Mac, 2.313%, 2020	600,000	595,308
Freddie Mac, 3.808%, 2020	5,739,000	6,095,530
Freddie Mac, 3.32%, 2023	1,059,000	1,062,338
Freddie Mac, 6.5%, 2034 - 2037	6,506,762	7,320,609
Freddie Mac, 4%, 2040 - 2041	20,899,751	21,852,793
Freddie Mac, 3.5%, 2042 - 2043	27,324,178	27,777,305
Freddie Mac, 3%, 2043	35,204,966	34,301,708
Freddie Mac, TBA, 3.5%, 2043	25,960,000	26,349,400
Ginnie Mae, 4.5%, 2041	1,846,226	1,992,701
Ginnie Mae, 4%, 2042	5,572,838	5,909,907
Ginnie Mae, 3%, 2043	13,087,285	12,944,385
Ginnie Mae, 5.5%, 2032 - 2035	8,142,586	8,949,595
Ginnie Mae, 6%, 2032 - 2038	8,317,475	9,297,010

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Ginnie Mae, 4.5%, 2033 - 2041	$20,180,483	$21,827,645
Ginnie Mae, 5%, 2033 - 2034	2,377,462	2,607,910
Ginnie Mae, 3.5%, 2041 - 2043	33,573,765	34,681,728
Ginnie Mae, 4%, 2041	18,051,809	19,182,948
Ginnie Mae, 3%, 2043	5,324,801	5,270,931

		$734,113,124
Natural Gas - Pipeline - 0.4%
Energy Transfer Partners LP, 3.6%, 2023	$3,288,000	$3,062,726
Energy Transfer Partners LP, 4.9%, 2024	2,630,000	2,672,632
Enterprise Products Operating LP, 6.5%, 2019	5,184,000	6,146,353
Kinder Morgan Energy Partners LP, 4.15%, 2024	5,700,000	5,593,051
Kinder Morgan Energy Partners LP, 7.75%, 2032	2,520,000	3,091,065
Spectra Energy Capital LLC, 8%, 2019	5,327,000	6,478,213

		$27,044,040
Network & Telecom - 0.2%
Telecom Italia Capital, 5.25%, 2013	$4,186,000	$4,204,908
Verizon Communications, Inc., 6.4%, 2033	7,225,000	8,023,456

		$12,228,364
Oil Services - 0.0%
Transocean, Inc., 3.8%, 2022	$2,855,000	$2,688,242

Other Banks & Diversified Financials - 1.0%
American Express Co., 5.5%, 2016	$6,317,000	$7,065,880
Banco Bradesco S.A., 6.75%, 2019 (n)	3,383,000	3,653,640
Banco de Credito del Peru, 5.375%, 2020	4,872,000	4,896,360
Bank of Tokyo-Mitsubishi UFJ Ltd., 4.1%, 2023 (n)	4,960,000	5,036,086
BBVA Bancomer S.A. de C.V., 6.75%, 2022 (n)	4,730,000	4,895,550
Capital One Financial Corp., 6.15%, 2016	8,680,000	9,666,499
Citigroup, Inc., 2.5%, 2018	10,880,000	10,819,572
Citigroup, Inc., 3.375%, 2023	2,008,000	1,910,749
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	5,168,000	6,498,760
Svenska Handelsbanken AB, 4.875%, 2014 (n)	5,000,000	5,152,600
Swedbank AB, 2.125%, 2017 (n)	1,317,000	1,327,844

		$60,923,540
Pharmaceuticals - 0.5%
AbbVie, Inc., 1.2%, 2015	$10,860,000	$10,899,291
Hospira, Inc., 6.05%, 2017	5,813,000	6,376,867
Roche Holdings, Inc., 6%, 2019 (n)	5,626,000	6,685,725
Teva Pharmaceutical Finance IV LLC, 3.65%, 2021	7,330,000	7,275,326

		$31,237,209

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - 0.3%
Boston Properties, Inc., REIT, 5%, 2015	$2,006,000	$2,139,395
ERP Operating LP, REIT, 5.375%, 2016	1,460,000	1,621,019
ERP Operating LP, REIT, 4.625%, 2021	5,212,000	5,501,954
HCP, Inc., REIT, 5.375%, 2021	4,146,000	4,511,076
WEA Finance LLC, 6.75%, 2019 (n)	1,505,000	1,789,466
WEA Finance LLC, REIT, 4.625%, 2021 (n)	5,810,000	6,128,748

		$21,691,658
Retailers - 0.5%
Gap, Inc., 5.95%, 2021	$3,740,000	$4,143,939
Home Depot, Inc., 3.75%, 2024	3,600,000	3,643,351
Home Depot, Inc., 5.95%, 2041	1,578,000	1,847,557
Limited Brands, Inc., 5.25%, 2014	2,262,000	2,346,825
Target Corp., 4%, 2042	5,822,000	5,172,649
Wal-Mart Stores, Inc., 5.25%, 2035	12,347,000	13,230,650

		$30,384,971
Supranational - 0.1%
Asian Development Bank, 2.75%, 2014	$5,390,000	$5,476,078
Asian Development Bank, 1.125%, 2017	3,322,000	3,337,946

		$8,814,024
Telecommunications - Wireless - 0.4%
American Tower Trust I, 3.07%, 2023 (n)	$5,960,000	$5,637,498
Crown Castle Towers LLC, 6.113%, 2020 (n)	3,852,000	4,356,855
Crown Castle Towers LLC, 4.883%, 2020 (n)	2,040,000	2,164,785
Rogers Communications, Inc., 6.8%, 2018	8,529,000	10,186,594

		$22,345,732
Tobacco - 0.2%
Altria Group, Inc., 2.85%, 2022	$6,040,000	$5,531,813
B.A.T. International Finance PLC, 3.25%, 2022 (n)	5,833,000	5,695,750

		$11,227,563
Transportation - Services - 0.1%
ERAC USA Finance Co., 7%, 2037 (n)	$6,381,000	$7,560,700

U.S. Government Agencies and Equivalents - 0.4%
Aid-Egypt, 4.45%, 2015	$9,559,000	$10,285,991
Small Business Administration, 4.35%, 2023	692,993	738,594
Small Business Administration, 4.77%, 2024	1,967,539	2,107,023
Small Business Administration, 5.18%, 2024	3,224,870	3,514,390
Small Business Administration, 5.52%, 2024	1,767,047	1,938,484
Small Business Administration, 4.99%, 2024	2,766,279	3,017,088

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - continued
Small Business Administration, 4.95%, 2025	$2,202,502	$2,360,246

		$23,961,816
U.S. Treasury Obligations - 14.4%
U.S. Treasury Bonds, 8.5%, 2020	$2,148,000	$3,023,310
U.S. Treasury Bonds, 6%, 2026	1,524,000	2,015,490
U.S. Treasury Bonds, 6.75%, 2026	926,000	1,305,371
U.S. Treasury Bonds, 5.25%, 2029	5,294,000	6,618,326
U.S. Treasury Bonds, 5.375%, 2031	4,690,000	5,981,213
U.S. Treasury Bonds, 4.5%, 2036	1,557,000	1,799,308
U.S. Treasury Bonds, 5%, 2037	2,452,000	3,029,753
U.S. Treasury Bonds, 4.5%, 2039	139,937,000	161,561,604
U.S. Treasury Notes, 1.875%, 2014	28,430,000	28,726,525
U.S. Treasury Notes, 4.75%, 2014	2,962,000	3,047,735
U.S. Treasury Notes, 0.5%, 2014	21,032,000	21,102,646
U.S. Treasury Notes, 2.125%, 2015	281,565,000	290,264,795
U.S. Treasury Notes, 4.25%, 2015	856,000	918,963
U.S. Treasury Notes, 2.625%, 2016	4,568,000	4,807,820
U.S. Treasury Notes, 0.875%, 2016	204,051,000	204,752,527
U.S. Treasury Notes, 4.75%, 2017	2,870,000	3,280,769
U.S. Treasury Notes, 3.75%, 2018	4,535,000	5,059,713
U.S. Treasury Notes, 3.125%, 2019	52,370,000	56,743,733
U.S. Treasury Notes, 3.5%, 2020	55,133,000	60,801,334
U.S. Treasury Notes, 3.125%, 2021	30,795,000	32,912,156

		$897,753,091
Utilities - Electric Power - 0.5%
MidAmerican Funding LLC, 6.927%, 2029	$2,785,000	$3,420,696
Oncor Electric Delivery Co., 7%, 2022	4,555,000	5,629,547
Pacific Gas & Electric Co., 4.6%, 2043	4,920,000	4,586,695
PPL Corp., 3.4%, 2023	4,920,000	4,584,850
Progress Energy, Inc., 3.15%, 2022	6,169,000	5,898,718
PSEG Power LLC, 5.32%, 2016	5,099,000	5,644,348
System Energy Resources, Inc., 5.129%, 2014 (z)	841,760	844,808
Waterford 3 Funding Corp., 8.09%, 2017	3,563,716	3,559,590

		$34,169,252
Total Bonds (Identified Cost, $2,407,377,565)		$2,461,943,694

Convertible Preferred Stocks - 0.3%
Aerospace - 0.0%
United Technologies Corp., 7.5%	27,887	$1,806,799

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Convertible Preferred Stocks - continued
Automotive - 0.2%
General Motors Co., 4.75%	197,160	$9,887,574

Utilities - Electric Power - 0.1%
PPL Corp., 8.75%	158,840	$8,534,473
Total Convertible Preferred Stocks (Identified Cost, $20,112,605)		$20,228,846

Money Market Funds - 3.5%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	216,107,428	$216,107,428

Collateral for Securities Loaned - 0.3%
Goldman Sachs Repurchase Agreement, 0.06%, dated 9/30/13, due 10/01/13, total to be received $15,000,025 (secured by various U.S. Treasury and Federal Agency obligations valued at $15,300,000 in an individually traded account)	$15,000,000	$15,000,000
Morgan Stanley Repurchase Agreement, 0.05%, dated 9/30/13, due 10/01/13, total to be received $3,270,759 (secured by various U.S. Treasury and Federal Agency obligations valued at $3,336,187 in an individually traded account)	3,270,754	3,270,754
Total Collateral for Securities Loaned, at Cost and Value		$18,270,754
Total Investments (Identified Cost, $5,471,858,652)		$6,364,932,379

Other Assets, Less Liabilities - (1.9)%		(121,036,105)
Net Assets - 100.0%		$6,243,896,274

(a)	Non-income producing security.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $175,724,634, representing 2.8% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.779%, 2040	3/01/06	$6,442,967	$3,097,369
Russian Federation, 3.625%, 2015	4/22/10	11,978,862	12,468,000
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	5,954,826	6,065,916
System Energy Resources, Inc., 5.129%, 2014	4/16/04	841,760	844,808
Total Restricted Securities			$22,476,093
% of Net assets			0.4%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $5,255,751,224)	$6,148,824,951
Underlying affiliated funds, at cost and value	216,107,428
Total investments, at value, including $17,197,021 of securities on loan (identified cost, $5,471,858,652)	$6,364,932,379
Cash	361,257
Receivables for
Investments sold	4,711,688
Fund shares sold	6,312,110
Interest and dividends	22,352,889
Other assets	53,712
Total assets	$6,398,724,035
Liabilities
Payables for
Distributions	$834,898
Investments purchased	4,503,151
TBA purchase commitments	119,374,213
Fund shares reacquired	6,166,851
Collateral for securities loaned, at value	18,270,754
Payable to affiliates
Investment adviser	246,023
Shareholder servicing costs	4,815,718
Distribution and service fees	216,921
Program manager fees	138
Payable for independent Trustees’ compensation	143,876
Accrued expenses and other liabilities	255,218
Total liabilities	$154,827,761
Net assets	$6,243,896,274
Net assets consist of
Paid-in capital	$5,378,245,089
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	893,110,568
Accumulated net realized gain (loss) on investments and foreign currency	(25,563,503)
Accumulated distributions in excess of net investment income	(1,895,880)
Net assets	$6,243,896,274
Shares of beneficial interest outstanding	372,013,746

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,399,348,754	262,327,292	$16.77
Class B	272,887,456	16,259,383	16.78
Class C	836,470,685	49,624,711	16.86
Class I	160,246,154	9,556,802	16.77
Class R1	16,133,786	963,093	16.75
Class R2	162,091,496	9,640,860	16.81
Class R3	178,646,416	10,646,416	16.78
Class R4	182,332,197	10,864,065	16.78
Class R5	10,799,897	644,100	16.77
Class 529A	15,580,789	931,053	16.73
Class 529B	2,369,364	141,191	16.78
Class 529C	6,989,280	414,780	16.85

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $17.79 [100 / 94.25 x $16.77] and $17.75 [100 / 94.25 x $16.73], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$97,259,970
Interest	75,155,102
Dividends from underlying affiliated funds	259,384
Foreign taxes withheld	(701,380)
Total investment income	$171,973,076
Expenses
Management fee	$21,051,954
Distribution and service fees	23,121,750
Program manager fees	23,623
Shareholder servicing costs	7,672,737
Administrative services fee	512,467
Independent Trustees’ compensation	107,316
Custodian fee	251,991
Shareholder communications	247,964
Audit and tax fees	78,907
Legal fees	55,588
Miscellaneous	390,117
Total expenses	$53,514,414
Fees paid indirectly	(207)
Reduction of expenses by investment adviser and distributor	(196,312)
Net expenses	$53,317,895
Net investment income	$118,655,181
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$580,411,031
Foreign currency	(184,338)
Net realized gain (loss) on investments and foreign currency	$580,226,693
Change in unrealized appreciation (depreciation)
Investments	$18,412,170
Translation of assets and liabilities in foreign currencies	38,037
Net unrealized gain (loss) on investments and foreign currency translation	$18,450,207
Net realized and unrealized gain (loss) on investments and foreign currency	$598,676,900
Change in net assets from operations	$717,332,081

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2013	2012
Change in net assets
From operations
Net investment income	$118,655,181	$129,195,378
Net realized gain (loss) on investments and foreign currency	580,226,693	314,507,909
Net unrealized gain (loss) on investments and foreign currency translation	18,450,207	530,710,794
Change in net assets from operations	$717,332,081	$974,414,081
Distributions declared to shareholders
From net investment income	$(127,400,078)	$(141,501,529)
Change in net assets from fund share transactions	$(241,060,316)	$(682,886,162)
Total change in net assets	$348,871,687	$150,026,390
Net assets
At beginning of period	5,895,024,587	5,744,998,197
At end of period (including accumulated distributions in excess of net investment income of $1,895,880 and $90,807, respectively)	$6,243,896,274	$5,895,024,587

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.19	$13.18	$13.46	$12.84	$13.17
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.34	$0.32	$0.31	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	1.60	2.04	(0.28)	0.63	(0.31)
Total from investment operations	$1.94	$2.38	$0.04	$0.94	$0.03
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.37)	$(0.32)	$(0.32)	$(0.36)
Net asset value, end of period (x)	$16.77	$15.19	$13.18	$13.46	$12.84
Total return (%) (r)(s)(t)(x)	12.93	18.21	0.14	7.45	0.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.77	0.79	0.88	0.92
Expenses after expense reductions (f)	0.75	0.77	0.79	0.88	0.92
Net investment income	2.11	2.33	2.28	2.36	2.94
Portfolio turnover	53	23	24	32	56
Net assets at end of period (000 omitted)	$4,399,349	$4,152,753	$3,898,883	$4,357,041	$4,373,436

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.20	$13.19	$13.47	$12.84	$13.17
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.22	$0.23	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	1.60	2.04	(0.29)	0.64	(0.31)
Total from investment operations	$1.82	$2.27	$(0.07)	$0.87	$(0.05)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.26)	$(0.21)	$(0.24)	$(0.28)
Net asset value, end of period (x)	$16.78	$15.20	$13.19	$13.47	$12.84
Total return (%) (r)(s)(t)(x)	12.05	17.30	(0.60)	6.81	(0.05)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.50	1.52	1.52	1.53	1.57
Expenses after expense reductions (f)	1.50	1.52	1.52	1.53	1.57
Net investment income	1.36	1.59	1.55	1.72	2.32
Portfolio turnover	53	23	24	32	56
Net assets at end of period (000 omitted)	$272,887	$338,115	$394,233	$574,454	$775,219

Class C	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.27	$13.25	$13.53	$12.90	$13.23
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.22	$0.23	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	1.61	2.05	(0.29)	0.64	(0.31)
Total from investment operations	$1.83	$2.28	$(0.07)	$0.87	$(0.05)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.26)	$(0.21)	$(0.24)	$(0.28)
Net asset value, end of period (x)	$16.86	$15.27	$13.25	$13.53	$12.90
Total return (%) (r)(s)(t)(x)	12.08	17.31	(0.59)	6.79	(0.04)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.50	1.52	1.52	1.53	1.57
Expenses after expense reductions (f)	1.50	1.52	1.52	1.53	1.57
Net investment income	1.35	1.58	1.56	1.71	2.29
Portfolio turnover	53	23	24	32	56
Net assets at end of period (000 omitted)	$836,471	$769,540	$734,645	$840,204	$861,667

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.19	$13.18	$13.46	$12.84	$13.17
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.37	$0.36	$0.36	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	1.60	2.05	(0.28)	0.63	(0.31)
Total from investment operations	$1.98	$2.42	$0.08	$0.99	$0.07
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.41)	$(0.36)	$(0.37)	$(0.40)
Net asset value, end of period (x)	$16.77	$15.19	$13.18	$13.46	$12.84
Total return (%) (r)(s)(x)	13.21	18.50	0.42	7.83	0.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.50	0.52	0.52	0.53	0.57
Expenses after expense reductions (f)	0.50	0.52	0.52	0.53	0.57
Net investment income	2.35	2.59	2.57	2.72	3.30
Portfolio turnover	53	23	24	32	56
Net assets at end of period (000 omitted)	$160,246	$121,687	$109,575	$98,214	$104,557

Class R1	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.18	$13.17	$13.45	$12.83	$13.16
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.22	$0.23	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	1.59	2.04	(0.29)	0.63	(0.30)
Total from investment operations	$1.81	$2.27	$(0.07)	$0.86	$(0.04)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.26)	$(0.21)	$(0.24)	$(0.29)
Net asset value, end of period (x)	$16.75	$15.18	$13.17	$13.45	$12.83
Total return (%) (r)(s)(x)	12.02	17.36	(0.58)	6.76	(0.04)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.50	1.52	1.52	1.53	1.57
Expenses after expense reductions (f)	1.50	1.52	1.52	1.53	1.57
Net investment income	1.36	1.58	1.56	1.71	2.29
Portfolio turnover	53	23	24	32	56
Net assets at end of period (000 omitted)	$16,134	$17,900	$15,441	$17,670	$16,811

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.23	$13.22	$13.50	$12.87	$13.20
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.30	$0.29	$0.29	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	1.60	2.04	(0.28)	0.64	(0.31)
Total from investment operations	$1.90	$2.34	$0.01	$0.93	$0.01
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.29)	$(0.30)	$(0.34)
Net asset value, end of period (x)	$16.81	$15.23	$13.22	$13.50	$12.87
Total return (%) (r)(s)(x)	12.61	17.86	(0.08)	7.35	0.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.02	1.02	1.03	1.07
Expenses after expense reductions (f)	1.00	1.02	1.02	1.03	1.07
Net investment income	1.85	2.08	2.06	2.21	2.79
Portfolio turnover	53	23	24	32	56
Net assets at end of period (000 omitted)	$162,091	$154,925	$151,437	$166,794	$152,115

Class R3	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.20	$13.19	$13.47	$12.85	$13.18
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.34	$0.33	$0.32	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	1.60	2.04	(0.29)	0.64	(0.30)
Total from investment operations	$1.94	$2.38	$0.04	$0.96	$0.04
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.37)	$(0.32)	$(0.34)	$(0.37)
Net asset value, end of period (x)	$16.78	$15.20	$13.19	$13.47	$12.85
Total return (%) (r)(s)(x)	12.92	18.20	0.17	7.55	0.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.77	0.77	0.78	0.82
Expenses after expense reductions (f)	0.75	0.77	0.77	0.78	0.82
Net investment income	2.11	2.32	2.31	2.46	3.00
Portfolio turnover	53	23	24	32	56
Net assets at end of period (000 omitted)	$178,646	$192,389	$153,259	$160,057	$142,968

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.21	$13.19	$13.47	$12.85	$13.18
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.38	$0.36	$0.36	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	1.59	2.04	(0.28)	0.63	(0.31)
Total from investment operations	$1.97	$2.42	$0.08	$0.99	$0.07
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)	$(0.36)	$(0.37)	$(0.40)
Net asset value, end of period (x)	$16.78	$15.21	$13.19	$13.47	$12.85
Total return (%) (r)(s)(x)	13.13	18.49	0.42	7.82	0.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.50	0.52	0.52	0.53	0.57
Expenses after expense reductions (f)	0.50	0.52	0.52	0.53	0.57
Net investment income	2.34	2.64	2.56	2.71	3.27
Portfolio turnover	53	23	24	32	56
Net assets at end of period (000 omitted)	$182,332	$125,421	$268,667	$291,138	$264,796

Class R5	Years ended 9/30
	2013	2012 (i)
Net asset value, beginning of period	$15.19	$14.30
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.59	0.91	(g)
Total from investment operations	$1.99	$1.02
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.13)
Net asset value, end of period (x)	$16.77	$15.19
Total return (%) (r)(s)(x)	13.30	7.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.41	0.44	(a)
Expenses after expense reductions (f)	0.41	0.44	(a)
Net investment income	2.42	2.29	(a)(l)
Portfolio turnover	53	23
Net assets at end of period (000 omitted)	$10,800	$107

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.16	$13.16	$13.44	$12.82	$13.15
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.33	$0.31	$0.30	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	1.59	2.03	(0.28)	0.63	(0.31)
Total from investment operations	$1.92	$2.36	$0.03	$0.93	$0.02
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)	$(0.31)	$(0.31)	$(0.35)
Net asset value, end of period (x)	$16.73	$15.16	$13.16	$13.44	$12.82
Total return (%) (r)(s)(t)(x)	12.84	18.11	0.06	7.36	0.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.87	0.89	0.98	1.02
Expenses after expense reductions (f)	0.80	0.82	0.88	0.98	1.02
Net investment income	2.05	2.27	2.20	2.26	2.84
Portfolio turnover	53	23	24	32	56
Net assets at end of period (000 omitted)	$15,581	$13,064	$9,758	$8,965	$8,228

Class 529B	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.20	$13.19	$13.46	$12.84	$13.17
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.22	$0.21	$0.21	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	1.60	2.04	(0.28)	0.64	(0.31)
Total from investment operations	$1.81	$2.26	$(0.07)	$0.85	$(0.06)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.20)	$(0.23)	$(0.27)
Net asset value, end of period (x)	$16.78	$15.20	$13.19	$13.46	$12.84
Total return (%) (r)(s)(t)(x)	11.99	17.24	(0.60)	6.65	(0.14)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.62	1.62	1.63	1.67
Expenses after expense reductions (f)	1.55	1.57	1.61	1.63	1.67
Net investment income	1.31	1.54	1.47	1.61	2.19
Portfolio turnover	53	23	24	32	56
Net assets at end of period (000 omitted)	$2,369	$3,095	$4,007	$4,828	$4,609

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.27	$13.25	$13.53	$12.90	$13.23
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.22	$0.21	$0.21	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	1.60	2.05	(0.29)	0.65	(0.31)
Total from investment operations	$1.81	$2.27	$(0.08)	$0.86	$(0.06)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.20)	$(0.23)	$(0.27)
Net asset value, end of period (x)	$16.85	$15.27	$13.25	$13.53	$12.90
Total return (%) (r)(s)(t)(x)	11.97	17.26	(0.66)	6.69	(0.14)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.62	1.62	1.63	1.67
Expenses after expense reductions (f)	1.55	1.57	1.61	1.63	1.67
Net investment income	1.30	1.53	1.47	1.60	2.18
Portfolio turnover	53	23	24	32	56
Net assets at end of period (000 omitted)	$6,989	$6,028	$5,091	$4,973	$4,100

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by companies in which the fund invests and the actual annual net investment income ratio may differ.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting

Notes to Financial Statements – continued

for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the

Notes to Financial Statements – continued

type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments.

Notes to Financial Statements – continued

The following is a summary of the levels used as of September 30, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$3,299,178,255	$—	$—	$3,299,178,255
United Kingdom	88,633,594	—	—	88,633,594
Switzerland	66,076,662	—	—	66,076,662
Canada	37,460,345	—	—	37,460,345
Japan	—	34,663,331	—	34,663,331
France	34,026,264	—	—	34,026,264
Germany	25,520,115	—	—	25,520,115
Brazil	20,907,404	—	—	20,907,404
Netherlands	16,323,114	—	—	16,323,114
Other Countries	41,499,449	4,321,970	—	45,821,419
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	925,645,024	—	925,645,024
Non-U.S. Sovereign Debt	—	86,023,343	—	86,023,343
U.S. Corporate Bonds	—	391,864,107	—	391,864,107
Residential Mortgage-Backed Securities	—	742,550,938	—	742,550,938
Commercial Mortgage-Backed Securities	—	108,288,783	—	108,288,783
Asset-Backed Securities (including CDOs)	—	8,975,320	—	8,975,320
Foreign Bonds	—	198,596,179	—	198,596,179
Short Term Securities	—	18,270,754	—	18,270,754
Mutual Funds	216,107,428	—	—	216,107,428
Total Investments	$3,845,732,630	$2,519,199,749	$—	$6,364,932,379

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in repurchase agreements with approved counterparties. Collateral for securities loaned is held at carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA

Notes to Financial Statements – continued

securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy disclosure. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/13	9/30/12
Ordinary income (including any short-term capital gains)	$127,400,078	$141,501,529

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/13
Cost of investments	$5,541,733,035
Gross appreciation	900,141,683
Gross depreciation	(76,942,339)
Net unrealized appreciation (depreciation)	$823,199,344
Undistributed ordinary income	7,588,526
Undistributed long-term capital gain	44,310,880
Other temporary differences	(9,447,565)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/13	Year ended 9/30/12 (i)
Class A	$95,698,620	$104,008,922
Class B	4,526,965	6,613,089
Class C	11,789,351	13,629,421
Class I	3,453,649	3,124,280
Class R1	251,731	306,928
Class R2	3,108,354	3,602,635
Class R3	4,236,128	4,588,957
Class R4	3,837,284	5,172,503
Class R5	46,974	924
Class 529A	317,509	292,028
Class 529B	37,884	62,365
Class 529C	95,629	99,477
Total	$127,400,078	$141,501,529

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $6.3 billion of average daily net assets	0.35%
Average daily net assets in excess of $6.3 billion	0.34%

Notes to Financial Statements – continued

The management fee incurred for the year ended September 30, 2013 was equivalent to an annual effective rate of 0.35% of the fund’s average daily net assets.

Prior to December 1, 2012, MFS agreed to the following expense reimbursement arrangement. If at the end of any month, the fund’s fiscal year-to-date average daily net assets exceeded $11.5 billion and the total expenses for Class A exceeded 0.87% of fiscal year-to-date average daily net assets, MFS agreed in writing to reimburse Class A expenses such that Class A total expenses for the fund year-to-date were no greater than 0.87% of fiscal year-to-date average daily net assets, and to reduce the total expenses of the other share classes by the same percentage. If at the end of any month, the fund’s fiscal year-to-date average daily net assets exceeded $12.5 billion and the total expenses for Class A exceeded 0.85% of fiscal year-to-date average daily net assets, MFS agreed in writing to reimburse Class A expenses such that Class A total expenses for the fund year-to-date were no greater than 0.85% of fiscal year-to-date average daily net assets, and to reduce the total expenses of the other share classes by the same percentage. This written agreement excluded interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and the agreement terminated on November 30, 2012. For the period from October 1, 2012 through November 30, 2012, the fund’s fiscal year-to-date average daily net assets did not exceed the limits and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $954,608 and $8,559 for the year ended September 30, 2013, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$10,602,762
Class B	0.75%	0.25%	1.00%	1.00%	3,050,326
Class C	0.75%	0.25%	1.00%	1.00%	7,923,692
Class R1	0.75%	0.25%	1.00%	1.00%	167,962
Class R2	0.25%	0.25%	0.50%	0.50%	779,380
Class R3	—	0.25%	0.25%	0.25%	468,980
Class 529A	—	0.25%	0.25%	0.24%	35,880
Class 529B	0.75%	0.25%	1.00%	1.00%	26,661
Class 529C	0.75%	0.25%	1.00%	1.00%	66,107
Total Distribution and Service Fees					$23,121,750

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through September 30, 2013, this rebate amounted to $159,163, $1,787, $3,550, $3,547, $791, $11, and $136 for Class A, Class B, Class C, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2013, were as follows:

Amount
Class A	$3,452
Class B	274,058
Class C	28,564
Class 529B	452
Class 529C	41

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on January 31, 2015, unless MFD elects to extend the waiver. For the year ended September 30, 2013, this waiver amounted to $11,811 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2013 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2013, were as follows:

	Fee	Waiver
Class 529A	$14,352	$7,176
Class 529B	2,664	1,332
Class 529C	6,607	3,303
Total Program Manager Fees and Waivers	$23,623	$11,811

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2013, the fee was $1,713,533, which equated to 0.0285% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,959,204.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2013 was equivalent to an annual effective rate of 0.0085% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $3,903 and the Retirement Deferral plan resulted in an expense of $6,883. Both amounts are included in independent Trustees’ compensation for the year ended September 30, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $94,336 at September 30, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board

Notes to Financial Statements – continued

elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $49,409 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $40,687 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $15,516, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 6,993 shares of Class R5 for an aggregate amount of $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,493,254,484	$1,291,076,838
Investments (non-U.S. Government securities)	$1,646,035,439	$2,116,006,077

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/13		Year ended 9/30/12 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	28,587,194	$462,225,296	25,488,736	$369,916,614
Class B	1,817,829	29,363,962	2,091,735	30,290,673
Class C	6,734,514	109,724,622	4,667,416	68,045,787
Class I	3,292,430	53,482,173	2,460,682	36,073,366
Class R1	142,348	2,272,583	191,551	2,775,941
Class R2	2,000,520	32,319,484	2,056,849	29,904,091
Class R3	2,622,978	42,281,654	3,346,654	48,266,307
Class R4	3,892,116	62,372,951	2,334,603	33,863,591
Class R5	654,694	10,906,838	6,993	100,000
Class 529A	176,141	2,814,514	211,036	3,047,914
Class 529B	15,927	255,439	13,964	203,047
Class 529C	70,818	1,131,300	74,535	1,079,248
	50,007,509	$809,150,816	42,944,754	$623,566,579

Shares issued to shareholders in reinvestment of distributions
Class A	5,477,174	$87,322,887	6,412,590	$93,177,116
Class B	262,015	4,154,060	408,630	5,924,742
Class C	551,090	8,809,130	673,218	9,819,198
Class I	174,926	2,801,697	161,420	2,343,898
Class R1	15,860	251,523	21,158	306,920
Class R2	173,195	2,765,582	219,199	3,191,107
Class R3	265,893	4,235,639	315,307	4,588,831
Class R4	216,627	3,467,673	314,069	4,537,612
Class R5	2,846	46,974	62	924
Class 529A	19,914	317,269	20,107	291,955
Class 529B	2,392	37,884	4,310	62,365
Class 529C	5,984	95,618	6,822	99,477
	7,167,916	$114,305,936	8,556,892	$124,344,145

Notes to Financial Statements – continued

	Year ended 9/30/13		Year ended 9/30/12 (i)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(45,049,721)	$(718,786,408)	(54,296,938)	$(784,852,589)
Class B	(8,060,850)	(129,303,032)	(10,147,219)	(146,830,880)
Class C	(8,057,529)	(129,289,867)	(10,390,591)	(150,858,415)
Class I	(1,920,550)	(30,998,768)	(2,923,606)	(41,541,457)
Class R1	(374,542)	(5,925,846)	(205,526)	(2,962,496)
Class R2	(2,704,051)	(43,158,089)	(3,562,686)	(51,712,763)
Class R3	(4,897,623)	(78,578,597)	(2,624,171)	(38,159,548)
Class R4	(1,493,102)	(23,911,214)	(14,766,924)	(209,530,428)
Class R5	(20,495)	(339,003)	—	—
Class 529A	(126,666)	(2,020,297)	(111,065)	(1,598,587)
Class 529B	(80,740)	(1,286,883)	(118,532)	(1,721,335)
Class 529C	(56,914)	(919,064)	(70,801)	(1,028,388)
	(72,842,783)	$(1,164,517,068)	(99,218,059)	$(1,430,796,886)

Net change
Class A	(10,985,353)	$(169,238,225)	(22,395,612)	$(321,758,859)
Class B	(5,981,006)	(95,785,010)	(7,646,854)	(110,615,465)
Class C	(771,925)	(10,756,115)	(5,049,957)	(72,993,430)
Class I	1,546,806	25,285,102	(301,504)	(3,124,193)
Class R1	(216,334)	(3,401,740)	7,183	120,365
Class R2	(530,336)	(8,073,023)	(1,286,638)	(18,617,565)
Class R3	(2,008,752)	(32,061,304)	1,037,790	14,695,590
Class R4	2,615,641	41,929,410	(12,118,252)	(171,129,225)
Class R5	637,045	10,614,809	7,055	100,924
Class 529A	69,389	1,111,486	120,078	1,741,282
Class 529B	(62,421)	(993,560)	(100,258)	(1,455,923)
Class 529C	19,888	307,854	10,556	150,337
	(15,667,358)	$(241,060,316)	(47,716,413)	$(682,886,162)

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2013, the fund’s commitment fee and interest expense were $30,046 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	119,222,920	879,090,508	(782,206,000)	216,107,428

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$259,384	$216,107,428

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the portfolios comprising MFS Series Trust V) (the “Fund”) as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara
William Douglas
Steven Gorham
Richard Hawkins
Joshua Marston
Jonathan Sage
Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2012, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2012, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into

Board Review of Investment Advisory Agreement – continued

account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $6.3 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and

Board Review of Investment Advisory Agreement – continued

sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $1,304,560 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 65.55% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. The Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2013 and 2012, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2013	2012
Fees billed by Deloitte:
MFS Research Fund	41,665	40,864
MFS Total Return Fund	65,813	61,597

Total	107,478	102,461

	Audit Fees
	2013	2012
Fees billed by E&Y:
MFS International New Discovery Fund	46,003	45,117

For the fiscal years ended September 30, 2013 and 2012, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS Research Fund	0	0	6,414	6,288	1,248	1,821
To MFS Total Return Fund	0	1,500	8,875	8,701	1,455	3,270
Total fees billed by Deloitte To above Funds:	0	1,500	15,289	14,989	2,703	5,091

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Research Fund*	1,610,972	1,540,374	0	0	0	0
To MFS and MFS Related Entities of MFS Total Return Fund*	1,610,972	1,540,374	0	0	0	0

	Aggregate Fees for Non-audit Services
	2013	2012[5]
Fees billed by Deloitte
To MFS Research Fund, MFS and MFS Related Entities#	1,647,745	1,827,982
To MFS Total Return Fund, MFS and MFS Related Entities#	1,650,413	1,833,344

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS International New Discovery Fund	0	1,500	8,784	8,697	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS International New Discovery Fund*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2013	2012
Fees billed by E&Y:
To MFS International New Discovery Fund, MFS and MFS Related Entities#	56,784	95,197

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	Certain fees reported in 2012 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended September 30, 2012.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: November 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: November 15, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 15, 2013

*	Print name and title of each signing officer under his or her signature.